UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Municipal Income Fund

National Portfolio

High Income Municipal Portfolio

California Portfolio

New York Portfolio

April 30, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 21, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”) for the semi-annual reporting period ended April 30, 2012.

Investment Objective and Policies

The investment objective of the National, California and New York Portfolios of this Fund is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal or income. Each of the National Portfolio, California Portfolio and New York Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk. The High Income Municipal Portfolio invests principally in high-yielding municipal securities that may be non-investment grade or investment grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”)

for certain taxpayers. Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The National, California and New York Portfolios may also invest in forward commitments, Tender Option Bond transactions (“TOBs”), zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and derivatives, such as options, futures, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The High Income Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and certain types of mortgage related securities. The Portfolio

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

may invest in derivatives, such as options, futures, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The tables on pages 7 show performance for each Portfolio compared with its benchmark, the Barclays Capital (“BC”) Municipal Bond Index, for the six- and 12-month periods ended April 30, 2012.

For both the six- and 12-month periods ended April 30, 2012, Class A shares of the National, California and High Income Portfolios outperformed their benchmark, while Class A shares of the New York Portfolio underperformed its benchmark, before sales charges. The Team continues to focus buying activity on revenue bonds; this has yet to significantly affect performance of the Portfolios. Nevertheless, this strategy remains a core stance as the Municipal Bond Investment Team (the “Team”) expects state and local governments to continue to face budgetary challenges.

A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark for the six- and 12-month periods ended April 30, 2012 follows.

National Portfolio – Class A shares of the National Portfolio outperformed their benchmark for both the six- and 12-month periods, before sales charges. Over both periods, yield curve positioning benefited performance. For the six-month period, an underweight to prerefunded bonds benefited performance; security selection contributed in the general obligation and industrial sectors and detracted in the special tax sectors. During the 12-month period, an underweight to prerefunded bonds and an overweight to healthcare bonds benefited performance; security selection detracted in the health care and special tax sectors and benefited in the general obligation sector.

High Income Municipal Portfolio – Class A shares of the High Income Municipal Portfolio outperformed their benchmark for six- and 12-month periods, before sales charges. Over both periods, yield curve positioning and a relatively larger weight in lower-rated bonds benefited performance. During both periods, an overweight to the healthcare sector benefited performance; security selection contributed in the special tax sector and detracted in the health care sector.

California Portfolio – Class A shares of the California Portfolio outperformed their benchmark for both the six- and 12-month periods, before sales charges. Over both periods, yield curve positioning benefited performance. For both periods, security selection contributed in the transportation, education and general obligation sectors, and detracted in the leasing sector.

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio – Class A shares of the New York Portfolio underperformed their benchmark for both the six- and 12-month periods, before sales charges. Over both periods, yield curve positioning benefited performance. For the six-month period, security selection detracted in the health care and special tax sectors and contributed in the general obligation sector. During the 12-month period, security selection detracted in the health care sector and contributed in the special tax sector.

Leverage, achieved through the usage of TOBs, benefited the total return of the High Income Municipal Portfolio, and had an immaterial impact on the total return of the National and California Portfolios for the 12-month period. During this period, leverage increased the overall interest rate sensitivity and interest rates generally declined.

For the six-month period ended April 30, 2012, leverage achieved through the usage of TOBs, benefited the performance of the High Income Municipal Portfolio and had an immaterial impact on the performance of the National or California Portfolios.

Credit default swaps were used in the High Income Portfolio for investment purposes and added to performance for both periods.

The New York Portfolio did not use leverage during either the six- or 12-month periods. Interest rate swaps were also used in all four Portfolios for hedging purposes and these had an immaterial impact on performance for the six- or 12-month periods.

Market Review & Investment Strategy

Volatility continued during the six-month period ended April 30, 2012, as global markets remained highly correlated with headlines emanating from Europe’s ongoing debt crisis. During the early part of 2012, stocks rose across the globe and corporate debt outperformed government debt. During the 12-month period ended April 30, 2012, municipal investors were generally well rewarded for assuming risk, regardless of whether it was interest rate or credit risk. The longest-maturity bonds performed best in the municipal market. In terms of credit risk, the lower the bond’s rating, the better the performance.

The Team believes the Portfolios are well-positioned with respect to interest rate risk. The Team has generally avoided long-maturity bonds that have significant potential for loss of principal if interest rates rise. Instead, when buying highly rated bonds that are generally expected to perform in line with changes in overall yields, the Team has focused on shorter-maturity bonds that capture most of the yield of these longer-maturity bonds with less downside risk to principal.

In the Team’s view, the extra yield for medium and lower credit-quality bonds is still high by historical standards. Where possible, the Team has added to its holdings of this type both to supplement the Portfolios’ incomes and to benefit overall performance when this extra yield, or credit spread, contracts.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2012, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds*	Prerefunded/ ETM** Bonds
National	29.23%	0.78%
High Income	3.93%	0.00%
California	26.33%	0.41%
New York	26.96%	3.20%

*	Breakdowns expressed as a percentage of total investments.

**	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The Portfolios generally invest in investment-grade, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged BC Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk (High Income Municipal): To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are more fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolios and National, California and New York Portfolios returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARK PERIODS ENDED APRIL 30, 2012	NAV Returns
	6 Months	12 Months
National Portfolio
Class A	6.12%	12.16%

Class B*	5.66%	11.41%

Class C	5.76%	11.40%

Advisor Class**	6.28%	12.50%

BC Municipal Bond Index	5.50%	11.36%

	NAV Returns
	6 Months	12 Months
High Income Municipal Portfolio
Class A	9.93%	19.81%

Class C	9.56%	18.98%

Advisor Class*	10.00%	20.06%

BC Municipal Bond Index	5.50%	11.36%

	NAV Returns
	6 Months	12 Months
California Portfolio
Class A	6.16%	11.99%

Class B*	5.70%	11.11%

Class C	5.80%	11.11%

Advisor Class**	6.32%	12.32%

BC Municipal Bond Index	5.50%	11.36%

	NAV Returns
	6 Months	12 Months
New York Portfolio
Class A	5.07%	10.08%

Class B*	4.62%	9.23%

Class C	4.71%	9.32%

Advisor Class**	5.23%	10.41%

BC Municipal Bond Index	5.50%	11.36%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**   Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Benchmark and Historical Performance disclosures on pages 5 and 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.78%	4.28%
1 Year	12.16%	8.78%
5 Years	4.84%	4.22%
10 Years	4.94%	4.62%

Class B Shares			2.15%	3.31%
1 Year	11.41%	8.41%
5 Years	4.11%	4.11%
10 Years(a)	4.51%	4.51%

Class C Shares			2.17%	3.34%
1 Year	11.40%	10.40%
5 Years	4.10%	4.10%
10 Years	4.21%	4.21%

Advisor Class Shares†			3.16%	4.86%
1 Year	12.50%	12.50%
Since Inception*	6.77%	6.77%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
				SEC Returns

Class A Shares
1 Year				9.34%
5 Years				4.00%
10 Years				4.59%

Class B Shares
1 Year				8.81%
5 Years				3.90%
10 Years(a)				4.47%

Class C Shares
1 Year				10.91%
5 Years				3.91%
10 Years				4.18%

Advisor Class Shares†
1 Year				13.02%
Since Inception*				6.52%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.60%, 1.58% and 0.58% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2012.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class shares is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***
Class A Shares			4.22%	6.49%
1 Year	19.81%	16.20%
Since Inception	10.07%	8.59%

Class C Shares			3.65%	5.62%
1 Year	18.98%	17.98%
Since Inception	9.31%	9.31%

Advisor Class Shares†			4.66%	7.17%
1 Year	20.06%	20.06%
Since Inception	10.35%	10.35%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
				SEC Returns
Class A Shares
1 Year				15.87%
Since Inception				7.89%

Class C Shares
1 Year				17.57%
Since Inception				8.66%

Advisor Class Shares†
1 Year				19.77%
Since Inception				9.70%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.06%, 1.76%, and 0.76% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.50% and 0.50% for Class A, Class C and Advisor Class, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

Inception date: 1/26/2010.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2012.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class shares is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***
Class A Shares			2.33%	4.00%
1 Year	11.99%	8.67%
5 Years	4.86%	4.22%
10 Years	5.08%	4.76%

Class B Shares			1.69%	2.90%
1 Year	11.11%	8.11%
5 Years	4.14%	4.14%
10 Years(a)	4.66%	4.66%

Class C Shares			1.71%	2.93%
1 Year	11.11%	10.11%
5 Years	4.13%	4.13%
10 Years	4.35%	4.35%

Advisor Class Shares†			2.70%	4.63%
1 Year	12.32%	12.32%
Since Inception*	6.69%	6.69%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
				SEC Returns
Class A Shares
1 Year				9.50%
5 Years				4.02%
10 Years				4.75%

Class B Shares
1 Year				9.12%
5 Years				3.94%
10 Years(a)				4.64%

Class C Shares
1 Year				11.01%
5 Years				3.91%
10 Years				4.33%

Advisor Class Shares†
1 Year				13.23%
Since Inception*				6.44%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86%, 1.58%, 1.56% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2012.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class shares is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***
Class A Shares			1.94%	3.28%
1 Year	10.08%	6.78%
5 Years	4.81%	4.16%
10 Years	4.98%	4.66%

Class B Shares			1.30%	2.20%
1 Year	9.23%	6.23%
5 Years	4.07%	4.07%
10 Years(a)	4.52%	4.52%

Class C Shares			1.31%	2.21%
1 Year	9.32%	8.32%
5 Years	4.08%	4.08%
10 Years	4.23%	4.23%

Advisor Class Shares†			2.30%	3.89%
1 Year	10.41%	10.41%
Since Inception*	6.26%	6.26%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
				SEC Returns
Class A Shares
1 Year				7.40%
5 Years				4.01%
10 Years				4.61%

Class B Shares
1 Year				7.13%
5 Years				3.94%
10 Years(a)				4.48%

Class C Shares
1 Year				9.00%
5 Years				3.93%
10 Years				4.18%

Advisor Class Shares†
1 Year				11.10%
Since Inception*				6.08%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.59%, 1.57% and 0.57% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2012.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class shares is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
National Portfolio
Class A
Actual	$1,000	$1,061.20	$3.89	0.76%
Hypothetical**	$1,000	$1,021.08	$3.82	0.76%
Class B
Actual	$1,000	$1,056.60	$7.47	1.46%
Hypothetical**	$1,000	$1,017.60	$7.32	1.46%
Class C
Actual	$1,000	$1,057.60	$7.47	1.46%
Hypothetical**	$1,000	$1,017.60	$7.32	1.46%
Advisor Class
Actual	$1,000	$1,062.80	$2.36	0.46%
Hypothetical**	$1,000	$1,022.58	$2.31	0.46%

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
High Income Municipal Portfolio
Class A
Actual	$1,000	$1,099.30	$4.65	0.89%
Hypothetical**	$1,000	$1,020.44	$4.47	0.89%
Class C
Actual	$1,000	$1,095.60	$8.28	1.59%
Hypothetical**	$1,000	$1,016.96	$7.97	1.59%
Advisor Class
Actual	$1,000	$1,100.00	$3.08	0.59%
Hypothetical**	$1,000	$1,021.93	$2.97	0.59%
California Portfolio
Class A
Actual	$1,000	$1,061.60	$3.90	0.76%
Hypothetical**	$1,000	$1,021.08	$3.82	0.76%
Class B
Actual	$1,000	$1,057.00	$7.47	1.46%
Hypothetical**	$1,000	$1,017.60	$7.32	1.46%
Class C
Actual	$1,000	$1,058.00	$7.47	1.46%
Hypothetical**	$1,000	$1,017.60	$7.32	1.46%
Advisor Class
Actual	$1,000	$1,063.20	$2.36	0.46%
Hypothetical**	$1,000	$1,022.58	$2.31	0.46%
New York Portfolio
Class A
Actual	$1,000	$1,050.70	$3.82	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%
Class B
Actual	$1,000	$1,046.20	$7.38	1.45%
Hypothetical**	$1,000	$1,017.65	$7.27	1.45%
Class C
Actual	$1,000	$1,047.10	$7.38	1.45%
Hypothetical**	$1,000	$1,017.65	$7.27	1.45%
Advisor Class
Actual	$1,000	$1,052.30	$2.30	0.45%
Hypothetical**	$1,000	$1,022.63	$2.26	0.45%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of April 30, 2012. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. Each Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of April 30, 2012. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Portfolio Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.7%
Long-Term Municipal Bonds – 100.7%
Alabama – 2.1%
Birmingham AL Wtrwks Brd 5.00%, 1/01/31	$10,000	$10,994,300
Jefferson Cnty AL LT Sch Wts Series 04A 5.25%, 1/01/18-1/01/23	3,900	3,858,567
AGM Series 2004 5.50%, 1/01/21	1,000	993,330
Jefferson Cnty AL Swr FGIC 5.00%, 2/01/41 (Pre-refunded/ETM)	375	379,001
5.00%, 2/01/41 (Pre-refunded/ETM)	625	631,906
Univ of Alabama at Birmingham Hosp Series 08A 5.75%, 9/01/22	3,000	3,481,500

		20,338,604

Arizona – 2.5%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.25%, 2/01/42(a)	3,850	3,619,462
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,240	1,092,614
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	2,278	2,305,245
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC Series 04 5.00%, 7/01/23	1,750	1,896,510
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	4,245	4,187,226
5.625%, 7/01/38	1,760	1,602,198
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	3,310	3,261,508
Queen Creek AZ ID #1 5.00%, 1/01/26	1,900	1,905,130
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/23	3,685	4,026,157
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	366	366,223

		24,262,273

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 11.3%
California Dept Wtr Res Cen Vy Series 2012AL 5.00%, 12/01/29(b)	$8,255	$9,645,307
Series 2013 AM 5.00%, 12/01/25(b)	12,300	14,490,015
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	6,390	7,759,505
California GO 5.00%, 11/01/32	10,000	10,790,500
5.25%, 4/01/30	15	15,024
AGM 5.00%, 2/01/29	1,445	1,498,696
AMBAC 5.00%, 4/01/27	1,230	1,232,632
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,715	1,934,503
Series 2008A 5.375%, 8/15/20	510	572,659
5.50%, 8/15/23	80	88,333
Chula Vista CA IDR (San Diego Gas & Elec Co.) Series 96A 5.30%, 7/01/21	4,000	4,317,760
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	9,260	10,534,454
Los Angeles CA Harbor Dept Series 2009C 5.25%, 8/01/24	17,205	20,384,312
Manteca CA USD GO NPFGC Series 01 Zero Coupon, 9/01/31	11,910	3,557,755
Ontario CA Redev Fin Auth NPFGC Series 93 5.80%, 8/01/23 (Pre-refunded/ETM)	1,000	1,199,960
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,910	2,036,480
San Diego CA Pub Fac Fin Auth (San Diego CA Wtr) Series A 5.00%, 8/01/30(b)	10,045	11,490,476

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego Cnty CA Wtr Auth AGM Series 08A 5.00%, 5/01/25	$3,000	$3,340,860
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010A 4.90%, 5/01/29	2,800	3,079,692
Tejon Ranch CA Pub Fac Fin CFD #2008-1 Series 2010A 7.375%, 9/01/40	2,820	2,911,142

		110,880,065

Colorado – 3.0%
Colorado Edl & Cultural Facs Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	470	439,257
Colorado HFA SFMR (Colorado HFA) Series 99A-2 6.45%, 4/01/30	245	257,551
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,200	2,402,328
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	690	698,887
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/24-12/01/25	9,175	9,841,482
E-470 Pub Hwy Auth CO 5.25%, 9/01/25	2,900	3,116,166
5.375%, 9/01/26	3,600	3,881,340
Park Creek Met Dist CO Series 05 5.50%, 12/01/30	1,900	2,045,464
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(c)(d)	3,122	1,092,700
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	2,400	2,632,320
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	1,950	2,006,297

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Todd Creek Farms Met Dist #1 CO 6.125%, 12/01/22(c)(d)	$1,210	$544,500
Series 04 6.125%, 12/01/19(d)	820	410,000

		29,368,292

District of Columbia – 2.4%
District of Columbia (Catholic Univ of America) 5.00%, 10/01/34	700	740,026
District of Columbia (Friendship Pub Charter Sch) ACA 5.00%, 6/01/26	1,000	972,390
District of Columbia Tax Incr 5.25%, 12/01/26	9,600	11,448,480
District of Columbia Wtr & Swr Auth AGC Series 2008A 5.00%, 10/01/23	4,125	4,812,019
Washington DC Conv Ctr Ded Tax AMBAC 5.00%, 10/01/23	5,000	5,303,950

		23,276,865

Florida – 6.7%
Beacon Tradeport CDD FL Series 02B 7.25%, 5/01/33	1,005	1,025,070
Bonnet Creek Resort CDD FL Series 02 7.25%, 5/01/18	4,000	3,992,320
Capital Trust Agy FL (Cargo Acquisition Group) Series 02 6.25%, 1/01/19	445	443,758
Series 03 5.75%, 1/01/32	2,000	1,834,640
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	705	707,813
Crossings at Fleming Is CDD FL Series 00C 7.05%, 5/01/15	790	757,025
7.10%, 5/01/30	2,240	2,112,320
Dade Cnty FL HFA MFHR (Golden Lakes Apts) Series 97A 6.00%, 11/01/32	250	249,980
6.05%, 11/01/39	750	748,005

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida HFC MFHR (Sable Chase Apts) AGM Series 00 6.00%, 5/01/40	$3,515	$3,534,333
Florida HFC MFHR (Spring Harbor Apts) Series 99C-1 5.90%, 8/01/39	2,205	2,205,198
Florida HFC MFHR (Waverly Apts) AGM Series 00C-1 6.50%, 7/01/40	2,790	2,797,059
Hollywood FL Cmnty Redev Agy (Beach CRA) XLCA 5.00%, 3/01/24	5,000	5,148,650
Jacksonville FL Excise Tax AMBAC Series 02B 5.00%, 10/01/26	3,925	3,974,494
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	2,405	2,069,238
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) Series 01A 6.80%, 11/15/31	2,795	2,828,288
Miami-Dade Cnty FL Ed Fac Auth (Univ of Miami FL) Series 08A 5.20%, 4/01/24	2,500	2,733,350
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	5,160	4,902,000
Northern Palm Beach Cnty FL ID #27-B Series 02 6.40%, 8/01/32	1,020	1,021,071
Orange Cnty FL HFA MFHR (Loma Vista Apts) Series 99G 5.50%, 3/01/32	2,000	1,934,240
Orlando FL Spl Assmt Conroy Rd Series 98A 5.80%, 5/01/26	2,985	2,985,627
Palm Beach Cnty FL (Sinai Residences of Boca Raton) 2.00%, 6/01/16	2,500	2,526,225

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pasco Cnty FL HFA MFHR (Pasco Woods Apts) Series 99A 5.90%, 8/01/39	$3,620	$3,620,471
Pier Park CDD FL Series 02-1 7.15%, 5/01/34	3,085	3,091,386
Preserve at Wilderness CDD FL Series 02A 7.10%, 5/01/33 (Pre-refunded/ETM)	1,315	1,328,150
Tara CDD FL Series 00A 7.15%, 5/01/31	1,590	1,590,875
Village Ctr CDD FL NPFGC 5.125%, 10/01/28	1,000	1,015,230
West Palm Beach Cmnty Redev Agy 5.00%, 3/01/25-3/01/29	4,620	4,804,993

		65,981,809

Guam – 0.1%
Guam COP Series 2010A 6.875%, 12/01/40	515	552,688

Illinois – 7.4%
Chicago IL Brd of Ed GO AGM Series 07 5.00%, 12/01/24	15,000	16,505,700
Chicago IL GO AGM Series 2010 3682 5.00%, 1/01/29(e)	7,000	7,680,190
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) XLCA Series 03B-1 5.25%, 1/01/34	5,100	5,217,708
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	4,820	5,014,342
Chicago IL SA Lakeshore East Series 03 6.75%, 12/01/32	1,572	1,649,688
Chicago IL Sales Tax AGM Series 05 5.00%, 1/01/25	6,905	7,380,685
Chicago IL Tax Increment (Diversey/Narragansett Proj) 7.46%, 2/15/26	2,455	2,457,087

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	$2,312	$2,172,448
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	2,250	2,288,183
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31	750	642,345
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.25%, 5/15/45	2,225	2,254,771
Illinois Sports Fac Auth Spl Tax AMBAC Series 01 5.50%, 6/15/30	7,000	7,619,920
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	2,181	2,148,808
Matteson IL GO 8.00%, 12/01/29(f)	3,350	2,917,080
Metro Pier & Expo Auth IL Spl Tax NPFGC Series 02A 5.25%, 6/15/42	3,500	3,551,485
Railsplitter Tobacco Settlement Auth IL 6.00%, 6/01/28	2,320	2,634,290

		72,134,730

Indiana – 0.9%
Hendricks Cnty IN GO 5.50%, 7/15/23 (Pre-refunded/ETM)	1,165	1,295,550
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/27	6,840	7,614,972

		8,910,522

Kansas – 0.1%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.25%, 5/15/22	1,260	1,220,839

Louisiana – 2.7%
Lafayette LA Communications XLCA 5.25%, 11/01/20-11/01/23	8,765	9,645,054

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	$1,130	$1,208,818
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	605	605,587
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	715	780,315
New Orleans LA GO NPFGC Series 05 5.00%, 12/01/29	3,990	4,085,560
5.25%, 12/01/21	4,495	4,843,497
RADIAN 5.00%, 12/01/18-12/01/19	4,140	4,610,095
RADIAN Series A 5.00%, 12/01/22	1,060	1,138,239

		26,917,165

Maryland – 0.7%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	885	917,816
Maryland CDA SFMR (Maryland CDA) Series 00A 6.10%, 7/01/38	6,285	6,291,285

		7,209,101

Massachusetts – 2.7%
Massachusetts Dev Fin Agy (Emerson College) Series A 5.50%, 1/01/30	4,750	5,108,768
Massachusetts Dev Fin Agy (Seven Hills Foundation) RADIAN Series 99 5.15%, 9/01/28	6,035	6,021,361
Massachusetts Hlth & Ed Facs Auth (Berkshire Health Sys) RADIAN Series 01E 5.70%, 10/01/25	5,800	5,861,654
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	1,600	1,614,496

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) NPFGC Series 08 5.375%, 2/01/26	$1,250	$1,390,000
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	2,245	2,346,586
Massachusetts Port Auth (Delta Airlines, Inc.) AMBAC Series 2001A 5.50%, 1/01/19	4,000	3,876,240

		26,219,105

Michigan – 2.7%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/27-5/01/30	7,965	8,817,348
Detroit MI Wtr Supply Sys AGM Series 2006A 5.00%, 7/01/24	9,980	10,409,040
Plymouth MI Ed Ctr Charter Sch Series 05 5.375%, 11/01/30	2,000	1,801,600
Wayne State Univ MI Series 2009 5.00%, 11/15/29	5,215	5,671,417

		26,699,405

Minnesota – 1.3%
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	1,350	1,429,987
Minneapolis MN Common Bond Fd 6.00%, 12/01/40	3,000	3,314,940
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	2,700	2,766,447
Tobacco Securitization Auth MN 5.25%, 3/01/31	4,500	4,937,805

		12,449,179

Mississippi – 1.7%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) 5.25%, 8/01/27	15,000	16,876,500

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 2.1%
Kansas City MO IDA Arpt (Cargo Acquisition Group) Series 02 6.25%, 1/01/30	$1,915	$1,864,942
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 08C 5.00%, 4/01/28	14,000	15,197,840
Missouri Dev Finance Brd (Crackerneck Creek MO Tax Alloc) Series 05C 5.00%, 3/01/26	1,000	1,022,540
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,880	1,969,093
Riverside MO IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	650	672,321

		20,726,736

Nevada – 6.4%
Carson City NV Hosp (Carson Tahoe Hospital) RADIAN Series 03A 5.125%, 9/01/29	4,800	4,852,128
Clark Cnty NV Airport PFC (Mccarran Airport) 5.25%, 7/01/18	9,090	10,633,300
Clark Cnty NV GO AMBAC Series 2006 5.00%, 11/01/23	13,250	14,817,342
Clark Cnty NV SD GO NPFGC-RE 5.00%, 6/15/22	5,720	6,293,316
Las Vegas NV Wtr Dist NPFGC-RE Series 05 5.00%, 6/01/27	5,000	5,388,000
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	5,800	6,505,512
Nevada Sys Hgr Ed (Univ of Nevada) AMBAC Series 2005B 5.00%, 7/01/26	6,715	7,218,155
AMBAC Series B 5.00%, 7/01/25	6,985	7,541,216

		63,248,969

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.4%
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	$1,680	$1,757,431
New Hampshire Hlth & Ed Fac Auth (Dartmouth Hitchcock Oblig Grp) AGM Series 02 5.50%, 8/01/27	2,250	2,269,058

		4,026,489

New Jersey – 1.6%
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/27	3,675	3,759,819
New Jersey EDA (New Jersey Lease Sch Fac) Series 05 5.25%, 3/01/25	6,200	6,792,410
Union Cnty NJ Util Auth (Union Cnty NJ) Series 2011A 5.25%, 12/01/31	4,340	4,710,419

		15,262,648

New Mexico – 1.4%
Clayton NM Jail Proj CIFG NA 5.00%, 11/01/25-11/01/27	13,095	13,407,704

New York – 9.6%
Erie Cnty NY IDA AGM Series 04 5.75%, 5/01/25 (Pre-refunded/ETM)	1,100	1,219,119
5.75%, 5/01/26 (Pre-refunded/ETM)	4,000	4,433,160
New York NY GO 5.125%, 12/01/27(e)	1,000	1,154,430
5.25%, 9/01/23	5,000	5,870,250
Series 04G 5.00%, 12/01/23	895	987,803
Series 2003A 5.50%, 8/01/21 (Pre-refunded/ETM)	625	665,663
5.50%, 8/01/21	4,375	4,642,050
New York NY IDA (Lycee Francais) Series 02C 6.80%, 6/01/28	2,500	2,568,700

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY Mun Wtr Fin Auth Series EE 5.00%, 6/15/31	$19,415	$22,414,229
New York NY Trnsl Fin Auth Series 2002B 5.00%, 2/01/27	10,000	11,636,500
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,760	1,967,979
New York St HFA (New York St Pers Income Tax) NPFGC-RE Series 05A 5.00%, 9/15/25	1,200	1,315,980
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)(d)	1,188	12
New York St Liberty Dev Corp (4 World Trade Ctr Proj) 5.00%, 11/15/31	2,775	3,032,242
New York St Pers Income Tax Series 2010A 5.00%, 3/15/27	5,355	6,328,860
Port Authority of NY & NJ 5.00%, 7/15/30	12,200	14,295,838
Triborough Brdg & Tunl Auth NY 5.00%, 1/01/28	10,000	11,748,800

		94,281,615

North Carolina – 0.5%
Iredell Cnty NC COP (Iredell Cnty Sch Proj) AGM 5.25%, 6/01/22	920	1,060,696
North Carolina Eastern Mun Pwr Agy AMBAC Series 05A 5.25%, 1/01/20	1,000	1,126,990
North Carolina Med Care Comm (Pennybyrn at Maryfield) 6.00%, 10/01/23	3,305	3,079,863

		5,267,549

North Dakota – 0.2%
Ward Cnty ND Hlth Care Fac (Trinity Health) Series 2006 5.125%, 7/01/18-7/01/20	2,065	2,195,402

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 2.7%
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	$5,500	$6,217,145
Cleveland OH Pub Pwr Sys NPFGC-RE Series 06A 5.00%, 11/15/18	2,835	3,196,576
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	8,400	8,542,128
Toledo-Lucas Cnty OH Port Auth (CSX Corp., Inc.) Series 92 6.45%, 12/15/21	6,730	8,295,667

		26,251,516

Oregon – 0.8%
Forest Grove OR (Pacific Univ) RADIAN Series 05A 5.00%, 5/01/28	2,995	3,032,318
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) Series 02B 5.45%, 7/01/32	1,330	1,330,612
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/27	3,000	3,456,810

		7,819,740

Pennsylvania – 2.1%
Montgomery Cnty PA Hgr Ed Fac (Abington Memorial Hosp) Series 02A 5.125%, 6/01/32	2,000	2,023,400
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	4,735	5,277,063
Pennsylvania IDA (Pennsylvania SRF) Series 08A 5.50%, 7/01/23	3,940	4,552,473
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24(d)	1,030	907,008

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pittsburgh & Allegheny PA Sports & Exhibition Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 5.00%, 2/01/31	$6,925	$7,569,579
Susquehanna PA Arpt Fac (Aero Harrisburg LLC) Series 99 5.50%, 1/01/24	440	382,857

		20,712,380

Puerto Rico – 2.1%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/25	7,090	7,727,320
Puerto Rico GO 5.25%, 7/01/23	1,700	1,783,283
Series 01A 5.50%, 7/01/19	1,000	1,130,400
Series 03A 5.25%, 7/01/23 (Pre-refunded/ETM)	500	528,605
Series 04A 5.25%, 7/01/19	2,880	3,046,752
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	543,770
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,065	1,150,924
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19-6/01/20	4,460	4,710,652

		20,621,706

Rhode Island – 0.5%
Rhode Island EDC (Providence Place Mall) RADIAN Series 00 6.125%, 7/01/20	5,055	5,056,314

South Carolina – 0.9%
Dorchester Cnty SC SD #2 Lease Series 06 5.00%, 12/01/30	1,500	1,650,315
AGC 5.00%, 12/01/29	400	441,900
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) AGC Series 05 5.00%, 12/01/27	6,225	6,493,671

		8,585,886

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.2%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	$1,990	$2,115,390
5.25%, 9/01/26	275	289,861

		2,405,251

Texas – 11.3%
Alvin TX ISD GO Series 2004B 5.00%, 2/15/28	1,290	1,467,594
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	475	484,267
Camino Real Regl Mob Auth TX 5.00%, 2/15/21	3,000	3,006,030
Series 2008 5.00%, 8/15/21	75	75,146
Corpus Christi TX Gen Arpt AGM Series 00B 5.375%, 2/15/30	7,100	7,132,660
Dallas Fort Worth TX Intl Arpt NPFGC-RE Series 01 5.50%, 11/01/35	5,065	5,073,256
Ector Cnty TX ISD GO 5.25%, 8/15/27	160	167,365
El Paso Cnty TX Hosp Dist GO AGC Series 2008A 5.00%, 8/15/23	5,000	5,757,000
Frisco TX ISD GO 5.00%, 8/15/31	3,335	3,871,802
Grapevine TX Arpt Fac (Cargo Acquisition Group) 6.50%, 1/01/24	925	925,194
Guad Blanco River Auth TX NPFGC Series 04A 5.00%, 8/15/24	1,895	1,904,342
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	5,700	5,824,773
Hidalgo Cnty TX Hlth Fac Svcs (Mission Hospital, Inc.) Series 05 5.00%, 8/15/14-8/15/19	730	757,667
Houston TX IDC (Cargo Acquisition Group) Series 02 6.375%, 1/01/23	2,790	2,789,777

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Magnolia TX ISD GO 5.00%, 8/15/20	$6,165	$7,280,988
North Texas Hgr Ed Auth (United Regl Hlth Care Sys) AGM Series 07 5.00%, 9/01/24	1,000	1,089,020
North Texas Tollyway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/30	7,500	8,477,625
San Antonio TX Elec & Gas 5.00%, 2/01/25 (Pre-refunded/ETM)	65	72,905
5.00%, 2/01/25	2,435	2,659,799
Series 08 5.00%, 2/01/26	6,830	7,730,331
Series 2009A 5.25%, 2/01/24	3,260	3,929,832
San Antonio TX GO Series 02 5.00%, 2/01/22-2/01/23	840	843,083
Seguin Hgr Ed Fac Corp. TX (Texas Lutheran Univ) Series 04 5.25%, 9/01/28	1,000	1,015,890
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	2,210	2,259,593
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	2,150	2,291,427
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) 8.00%, 11/15/28	2,000	2,146,880
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	9,040	10,534,674
Texas Private Acvty Bond Srfc Trnsp Corp. (Nte Mobility Partners LLC Project) 6.875%, 12/31/39	2,280	2,621,065
Texas Turnpike Auth (Central Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	9,500	9,528,690
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.25%, 7/01/26	2,000	2,109,700

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wichita TX ISD GO Series 2007 5.00%, 2/01/27	$6,000	$6,764,280

		110,592,655

Utah – 0.1%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	840	887,158

Virginia – 0.0%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	257	261,662

Washington – 7.4%
Clark Cnty WA PUD #1 5.00%, 1/01/23	12,635	14,334,155
Energy Northwest WA (Bonneville Power Admin) Series 2006 5.00%, 7/01/24	4,055	4,553,806
AMBAC 5.00%, 7/01/21	11,470	12,586,604
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.25%, 6/01/26	4,000	4,494,000
Series 2009 5.00%, 6/01/27	615	675,608
King Cnty WA SD #414 GO NPFGC 5.00%, 12/01/24	4,500	5,075,055
Tacoma WA Refuse Util XLCA Series 06 5.00%, 12/01/18	3,615	4,080,359
Washington St GO 5.00%, 7/01/24(e)	9,000	10,732,050
AMBAC 5.00%, 1/01/24	5,000	5,579,400
NPFGC-RE 5.00%, 1/01/27	6,380	7,203,339
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	3,490	2,847,420

		72,161,796

West Virginia – 0.8%
Fairmont WV St College NPFGC-RE Series 02A 5.375%, 6/01/27	2,500	2,528,525

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Virginia EDA (West Virginia Lottery) Series 2010A 5.00%, 6/15/35	$5,000	$5,507,200

		8,035,725

Wisconsin – 1.3%
Milwaukee WI (Cargo Acquisition Group) Series 02 6.50%, 1/01/25	1,915	1,915,019
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(g)	2,465	2,735,066
Wisconsin Hlth & Ed Fac Auth (Ministry Health Care, Inc.) Series 2012A 5.00%, 8/15/32(b)	2,300	2,470,131
Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan Hlthcare Sys) 5.25%, 8/15/20	5,000	5,448,800

		12,569,016

Total Municipal Obligations (cost $937,191,880)		987,675,059

	Shares

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(h) (cost $20,995,957)	20,995,957	20,995,957

Total Investments – 102.8% (cost $958,187,837)		1,008,671,016
Other assets less liabilities – (2.8)%		(27,578,522)

Net Assets – 100.0%		$981,092,494

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

National Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$6,300	10/21/16	SIFMA *	4.129%		$944,237
Merrill Lynch Capital Services, Inc.	2,500	7/30/26	4.090%	SIFMA	*	(673,804)
Merrill Lynch Capital Services, Inc.	2,500	11/15/26	4.378%	SIFMA	*	(796,985)

						$(526,552)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest rate was in effect at April 30, 2012.

(b)	When-Issued or delayed delivery security.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the market value of this security amounted to $2,735,066 or 0.3% of net assets.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2012, the Fund held 30.8% of net assets in insured bonds (of this amount 2.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

CIFG NA – CIFG Assurance North America Inc.

COP – Certificate of Participation

CRA – Community Redevelopment Agency

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

ID – Improvement District

IDA – Industrial Development Authority/Agency

IDC – Industrial Development Corporation

IDR – Industrial Development Revenue Bond

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFC – Passenger Facility Charge

PUD – Public Utility District

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

SSA – Special Services Area

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

National Portfolio—Portfolio of Investments

HIGH INCOME MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 109.9%
Long-Term Municipal Bonds – 109.9%
Alabama – 2.6%
Cullman Cnty AL Hlth Care Auth (Cullman Regl Med Ctr) Series 2009A 6.25%, 2/01/23	$1,000	$1,030,330
Jefferson Cnty AL LT Sch Wts Series 2004A 4.75%, 1/01/25	530	496,811
5.00%, 1/01/24	3,365	3,238,140
Montgomery AL Med Clinic BD (Jackson Hospital & Clinic) 5.25%, 3/01/36	1,000	1,008,190
Pell City AL Spl Care Fac Fin Auth (Noland Health Services) 5.00%, 12/01/39	7,875	8,091,956
Phenix City AL IDB (Meadwestvaco Corp.) Series 2002A 6.35%, 5/15/35	4,300	4,314,964
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	4,615	4,969,155

		23,149,546

Alaska – 0.5%
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41	4,550	4,808,804

Arizona – 5.0%
Apache Cnty AZ IDA (Tucson Electric Power Co.) Series A 4.50%, 3/01/30	2,000	2,012,540
Arizona Hlth Fac Auth (Beatitudes Campus) 5.10%, 10/01/22	1,500	1,365,060
Downtown Phoenix Hotel Corp. AZ FGIC Series 2005A 5.00%, 7/01/40	6,930	6,362,086
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	4,900	5,825,512

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ IDA (Great Hearts Academies) 6.30%, 7/01/42	$1,000	$1,020,100
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	2,105	2,076,351
5.625%, 7/01/38	3,825	3,482,051
Quechan Indian Tribe Series 2012A 9.75%, 5/01/25	2,400	2,430,456
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	16,625	16,865,231
Tempe AZ IDA (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46	3,000	3,104,655

		44,544,042

California – 15.1%
Assn Bay Area Govt CA Non-Prof (Episcopal Senior Communities) 6.125%, 7/01/41	2,400	2,549,184
Bay Area Toll Authority CA Series 2010 3694 5.00%, 4/01/25(a)	7,570	8,514,357
California Ed Fac Auth (California Clg of Arts) 5.00%, 6/01/30	1,140	1,149,006
California Ed Fac Auth (Univ of The Pacific) Series 2012A 5.00%, 11/01/42	1,300	1,396,538
California Mun Fin Auth (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	3,430	3,882,417
California Mun Fin Auth (Emerson College) 6.00%, 1/01/42	1,000	1,138,260
California Mun Fin Auth (Goodwill Industries, Inc.) Series 2012A 6.625%, 1/01/32(b)	1,000	1,000,230
6.875%, 1/01/42(b)	1,500	1,500,330

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Mun Fin Auth (UTS Bioenergy LLC) 7.50%, 12/01/32(b)	$3,910	$4,044,465

California Poll Cntl Fin Auth (Waste Management, Inc.) 5.125%, 7/01/31	2,250	2,408,288
California Pub Wks Brd (California Pub Wks Brd Lease) Series 2011A 5.00%, 10/01/17	6,490	7,501,726
California Statewide CDA (Amino Inglewood CA High Sch) Series 2011A 7.25%, 8/01/41	2,000	2,116,960
California Statewide CDA (Front Porch Communities) 5.125%, 4/01/37(c)	3,300	3,303,399
California Statewide CDA (Rocketship Four-Mosiac Elementary) Series 2011A 8.50%, 12/01/41	4,000	4,213,600
California Statewide CDA (Rocklin Academy) Series 2011A 8.25%, 6/01/41	4,050	4,277,002
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(c)	4,650	5,019,303
Chino CA CFD #2009-1 6.75%, 9/01/40	1,000	1,031,440
Compton CA CRA (Compton CA Tax Alloc) Series 2010A 5.50%, 8/01/30	2,635	2,715,736
Series 2010B 5.00%, 8/01/25	1,420	1,457,531
Golden St Tobacco Sec CA (Golden St Tob Securitization) Series 2007A-1 5.125%, 6/01/47	9,890	7,326,710
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010B 5.00%, 5/15/31	7,230	7,925,309

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24	$4,625	$4,618,617
Los Angeles CA USD GO Series 2010 3670 5.25%, 7/01/25(a)	1,000	1,166,490
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 6.00%, 3/01/36	450	479,120
Oakland CA USD GO Series 2012A 5.50%, 8/01/32	1,500	1,606,650
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 6.00%, 9/01/30	1,235	1,333,899
San Buenaventura CA Hosp (Community Memorial Hlth System) 7.50%, 12/01/41	4,500	5,283,945
San Francisco City/Cnty CA COP Series 2009A 5.00%, 4/01/29	3,115	3,330,465
San Jose CA Arpt Series 2007A 5.00%, 3/01/37	9,745	9,785,734
Southern CA Logistics Arpt Auth Proj 5.00%, 12/01/36	3,600	2,167,848
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.25%, 7/01/27(a)	9,960	11,813,159
Tejon Ranch CA Pub Fac Fin CFD #2008-1 Series 2010A 7.375%, 9/01/40	2,000	2,064,640
Tobacco Securitization Auth Southern CA Series 2006A1-SNR 5.125%, 6/01/46	10,800	8,106,588
Vernon CA Elec Sys Series 2012A 5.50%, 8/01/41	1,400	1,448,650
West Contra Costa CA Hlth Dist 6.25%, 7/01/42	5,000	5,477,550
Yucaipa CA CFD #98-1 5.375%, 9/01/30	1,700	1,775,293

		134,930,439

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 3.4%
Colorado Hlth Fac Auth (American Baptist Homes of The Midwest) Series 2009A 7.75%, 8/01/39	$965	$1,022,253
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.00%, 11/15/15	2,500	2,807,350
Series 2011B 5.00%, 11/15/17	8,020	9,219,872

E-470 Pub Hwy Auth CO 5.25%, 9/01/25	600	644,724
5.375%, 9/01/26	3,800	4,096,970
Fitzsimons Vlg Met Dist #1 CO Series 2010A 7.50%, 3/01/40	1,500	1,562,715
Park Creek Met Dist CO 5.50%, 12/01/37	2,300	2,452,053
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	5,810	6,372,408
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	2,550	2,623,619

		30,801,964

District of Columbia – 2.5%
District of Columbia (American Society of Hematology) 5.00%, 7/01/36-7/01/42(b)	3,400	3,538,092
District of Columbia (Center for Strategic and Intl Studies DC) 6.625%, 3/01/41	1,850	2,001,885
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	4,205	4,813,211
District of Columbia Pers Income Tax 5.00%, 12/01/29(a)	10,000	11,735,800

		22,088,988

Florida – 6.5%
Alachua Cnty FL Hlth Fac Auth (Terraces At Bonita Springs) 8.125%, 11/15/46	5,000	5,196,150
Capital Trust Agency FL (Million Air One) 7.75%, 1/01/41	4,500	4,818,285

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citizens Ppty Ins Corp. FL AGM 5.00%, 6/01/15	$6,105	$6,700,787
Lee Cnty FL IDA (Shell Point/Alliance Oblig Group) 5.00%, 11/15/22-11/15/32	2,600	2,541,069
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2011A 5.00%, 10/01/27	5,000	5,336,300
Martin Cnty FL Hlth Fac Auth (Martin Mem Med Ctr) 5.50%, 11/15/42	7,400	7,638,058
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 5.375%, 11/15/28	1,120	1,121,109
6.75%, 11/15/21	2,970	3,232,875
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) 5.00%, 10/01/33	3,850	3,982,478
Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	4,000	4,639,480
Palm Beach Cnty FL (Sinai Residences of Boca Raton) 2.00%, 6/01/16	2,450	2,475,700
Palm Beach Cnty FL Hlth Fac Auth (Waterford Retirement Communities) 5.875%, 11/15/37	4,250	4,499,220
St. John’s Cnty FL IDA (Presbyterian Retirement Svc) Series 2010A 5.875%, 8/01/40	4,000	4,292,400
Volusia Cnty FL Ed Fac Auth (Embry-Riddle Aeronautical Univ) RADIAN Series 2005 5.00%, 10/15/35	1,840	1,797,717

		58,271,628

Georgia – 2.4%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	2,000	2,026,320
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.00%, 9/01/30	1,000	1,115,650
6.125%, 9/01/40	6,100	6,662,115
Metro Atlanta Rapid Tran Auth GA 5.00%, 7/01/29(a)	10,220	11,391,927

		21,196,012

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.2%
Guam COP Series 2010A 6.875%, 12/01/40	$910	$976,594
Guam GO Series 2009A 7.00%, 11/15/39	1,000	1,093,410

		2,070,004

Idaho – 0.5%
Idaho Hsg & Fin Assn (Battelle Energy Alliance LLC TDF Proj) Series 2010A 7.00%, 2/01/36	4,000	4,394,160

Illinois – 7.1%
Chicago IL GO AGM Series 2010 3682 5.00%, 1/01/29(a)	3,000	3,291,510
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2010B 5.00%, 1/01/26	1,285	1,410,776
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	3,215	3,344,629
Chicago IL Tax Increment (Metramarket Chicago Proj) Series 2010A 6.87%, 2/15/24	1,260	1,333,564
Chicago IL Transit Authority Sales Tax 5.25%, 12/01/31	5,000	5,637,300
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	4,000	4,067,880
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/19	2,980	2,839,165
Illinois Finance Auth (Navistar International Corp.) 6.50%, 10/15/40	1,900	2,056,313
Illinois Finance Auth (OSF Healthcare Sys) 6.00%, 5/15/39	5,860	6,509,522
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	1,250	1,261,275
8.25%, 5/15/45	2,775	2,812,130

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Provena Health) Series B 6.00%, 5/01/34	$2,025	$2,215,694
Illinois Finance Auth (Swedish Covenant Hospital) 6.00%, 8/15/38	3,360	3,729,499
Illinois Finance Auth (The Admiral at The Lake) Series 2010A 8.00%, 5/15/46	4,800	5,016,096
Illinois Finance Auth (Uno Charter Sch Network, Inc.) Series 2011A 7.125%, 10/01/41	2,500	2,712,925
Illinois GO 5.00%, 3/01/33	4,900	5,188,414
Matteson IL GO 8.00%, 12/01/29(d)	5,000	4,353,850
Railsplitter Tobacco Settlement Auth IL 6.00%, 6/01/28	4,885	5,546,771

		63,327,313

Indiana – 3.3%
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40	6,000	6,103,200
Indiana Mun Pwr Agy Series 2011A 5.00%, 1/01/31	3,000	3,352,440
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/27	1,800	2,003,940
Knox Cnty IN Econ Dev (Good Samaritan Hospital) Series 2012A 5.00%, 4/01/37-4/01/42(b)	11,740	12,213,141
Whiting IN Envrn Fac (BP PLC) 5.00%, 1/01/16	5,000	5,598,300

		29,271,021

Iowa – 0.8%
Tobacco Settlement Fin Corp. IA Series 2005C 5.625%, 6/01/46	8,500	6,943,395

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kansas – 0.7%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	$9,250	$6,247,635

Kentucky – 1.3%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 5.25%, 8/15/46	2,000	2,145,620
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) Series 2010A 6.00%, 6/01/30	3,540	4,050,751
6.375%, 6/01/40	2,900	3,317,513
Louisville & Jefferson Cnty KY (Norton Healthcare) 5.25%, 10/01/36	2,000	2,072,280

		11,586,164

Louisiana – 2.8%
Jefferson Parish LA Hosp Svc Dist #2 (East Jefferson General Hospital) 6.375%, 7/01/41	2,500	2,826,500
Louisiana Gas and Fuels Tax 5.00%, 5/01/26(a)	10,000	11,154,400
Louisiana Loc Govt Envrn Fac & CDA (Woman’s Hospital Foundation) Series 2010A 5.625%, 10/01/30	1,200	1,331,736
5.875%, 10/01/40	3,000	3,292,680
6.00%, 10/01/44	1,740	1,918,454
St John Baptist Parish LA (Marathon Oil Corp.) Series 2007A 5.125%, 6/01/37	4,800	4,972,128

		25,495,898

Maine – 0.4%
Maine Hlth & Higher Edl Facs (Maine General Medical Center) 6.75%, 7/01/41	3,000	3,363,090

Maryland – 0.1%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	1,000	1,037,080

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.9%
Massachusetts Port Auth (Delta Airlines, Inc.) AMBAC Series 2001A 5.00%, 1/01/27	$1,475	$1,302,130
5.50%, 1/01/13-1/01/19	6,800	6,676,421

		7,978,551

Michigan – 3.2%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/30(e)	1,000	1,092,920
5.00%, 5/01/31	3,015	3,284,722
Detroit MI Wtr Supply Sys Series 2011C 5.25%, 7/01/27	5,000	5,217,600
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/46	1,000	1,038,740
Michigan Hosp Fin Auth (Presbyterian Villages of Michigan) 5.50%, 11/15/35	1,750	1,567,545
Michigan Pub Edl Fac Auth (Dr. Joseph F. Pollack – Pace) 8.00%, 4/01/30	1,195	1,305,179
Series 2010 8.00%, 4/01/40	500	543,200
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48	7,430	5,830,544
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) 5.00%, 12/01/14	4,000	4,288,480
NPFGC-RE 5.00%, 12/01/27	4,630	4,761,307

		28,930,237

Minnesota – 1.0%
Cottage Grove MN Sr Hsg (PHS Cottage Grove, Inc.) Series 2006A 6.00%, 12/01/46	1,775	1,780,769
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) FGIC Series 2007B 5.00%, 1/01/22	2,750	3,015,072

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

St. Louis Park MN Hlth Care Facs (Park Nicollet Health Svcs) Series 2009 5.75%, 7/01/39	$3,000	$3,300,390
Tobacco Securitization Auth MN 5.25%, 3/01/31	1,000	1,097,290

		9,193,521

Missouri – 0.4%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,520	1,592,033
6.00%, 2/01/41	1,750	1,904,892

		3,496,925

Nebraska – 0.8%
Central Plains Energy Proj Gas (Goldman Sachs Group, Inc.) 5.00%, 9/01/42(b)	4,825	4,836,242
5.25%, 9/01/37(b)	2,500	2,594,725

		7,430,967

Nevada – 0.9%
Reno NV Hosp (Renown Regl Med Ctr) Series 2007A 5.25%, 6/01/41	7,870	8,145,844

New Hampshire – 0.2%
New Hampshire Bus Fin Auth (Waste Management, Inc.) Series 2010 3.50%, 8/01/24	1,450	1,486,250

New Jersey – 3.8%
Burlington Cnty NJ Brdg Commn (The Evergreens) 5.625%, 1/01/38	3,500	3,517,360
New Jersey EDA (Continental Airlines) 6.25%, 9/15/29	5,705	5,730,387
6.40%, 9/15/23	3,000	3,009,990
7.00%, 11/15/30	3,535	3,549,564
Series 1999 6.25%, 9/15/19	375	376,500
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	5,240	5,486,228
New Jersey Hlth Care Fac Fin Auth (St Joseph Health Sys) 6.625%, 7/01/38	1,500	1,715,670

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Hlth Care Fac Fin Auth (Trinitas Regional Medical Center) Series 2007A 5.25%, 7/01/30	$2,000	$2,080,420
Tobacco Settlement Fin Corp. NJ Series 2007 1A 4.75%, 6/01/34	3,000	2,316,210
5.00%, 6/01/41	7,480	5,908,602

		33,690,931

New York – 7.9%
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/25	2,500	2,889,425
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(a)	10,740	12,166,487
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	1,865	1,521,784
6.70%, 1/01/43	2,190	1,628,813
New York NY GO 5.125%, 12/01/27(a)	7,340	8,473,516
New York NY IDA (American Airlines, Inc.) 7.75%, 8/01/31	2,000	2,052,400
8.00%, 8/01/28	5,550	5,695,909
Series 2005 7.50%, 8/01/16	1,110	1,139,759
New York NY Transitional Fin Auth 5.00%, 2/01/26(a)	10,000	11,712,400
New York St Dormitory Auth (New York St Pers Income Tax) Series 20103800 5.00%, 2/15/29(a)	7,500	8,492,850
New York St Liberty Dev Corp. (7 World Trade Ctr Proj) 5.00%, 3/15/44	1,900	1,970,319
Newburgh NY CSD GO 4.75%, 6/29/12	2,375	2,374,905
Port Authority of NY & NJ (Delta Airlines, Inc.) 6.00%, 12/01/42	2,285	2,573,344
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	50	51,389

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	$1,250	$1,052,838
6.00%, 9/15/27	2,000	1,426,760
Series A 6.00%, 9/15/37	3,000	2,086,770
Yonkers NY GO Series 2011A 5.00%, 10/01/17	3,000	3,348,330

		70,657,998

North Carolina – 0.7%
North Carolina Med Care Comm (Galloway Ridge at Fearrington) 6.00%, 1/01/39	1,020	1,075,549
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series A 6.125%, 10/01/35	6,350	5,550,154

		6,625,703

Ohio – 3.6%
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47	10,150	7,893,655
Cleveland OH Arpt Sys Series 2012A 5.00%, 1/01/29-1/01/30	9,000	9,665,190
Erie Cnty OH Hosp (Firelands Regional Med Ctr) 5.25%, 8/15/46	3,710	3,746,506
Series 2002A 5.625%, 8/15/32	2,225	2,254,392
Series 2006A 5.00%, 8/15/36	1,290	1,293,354
Gallia Cnty OH Hosp (Holzer Health Sys) Series 2012A 8.00%, 7/01/42	5,000	5,178,350
Lorain Cnty OH Port Auth (United States Steel Corp.) 6.75%, 12/01/40	1,250	1,384,463
Pinnacle Cmnty Infra Fin Auth (Pinnacle Club of Grove City) Series 04A 6.00%, 12/01/22	1,252	1,174,539

		32,590,449

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 1.0%
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2011A 5.25%, 4/01/25(a)	$7,310	$8,906,796

Pennsylvania – 4.8%
Allegheny Cnty PA Hgr Ed Bldg Auth (Chatham Univ) Series 2012A 5.00%, 9/01/35	1,000	1,030,040
Allegheny Cnty PA IDA (United States Steel Corp.) 6.75%, 11/01/24	2,875	3,184,379
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45	4,170	4,283,591
Montgomery Cnty PA IDA (Philadelphia Presbyterian Homes, Inc.) 6.50%, 12/01/25	4,000	4,500,680
Norristown PA Area SD COP 5.00%, 4/01/32(b)	3,900	3,915,249
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/41	8,620	8,992,039
Pennsylvania St 5.00%, 11/15/29(a)	10,000	11,792,800
Philadelphia PA Arpt (Philadelphia Intl Airport) Series 2011A 5.00%, 6/15/25	5,000	5,458,450

		43,157,228

Puerto Rico – 3.7%
Puerto Rico Aqueduct & Swr Auth Series 2012A 5.25%, 7/01/42	11,500	11,499,195
Puerto Rico Elec Pwr Auth 5.25%, 7/01/25	3,000	3,269,670
Series 2010ZZ 5.25%, 7/01/23	2,455	2,726,302
Series 2012A 5.00%, 7/01/42(b)	6,525	6,514,495
Puerto Rico GO Series 2012A 5.00%, 7/01/41	3,820	3,773,510

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Fin Corp. Series B 6.00%, 8/01/26	$1,620	$1,858,772
Puerto Rico Sales Tax Fin Corp. 5.00%, 8/01/24	3,000	3,354,780

		32,996,724

Rhode Island – 0.9%
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46	4,500	4,706,010
Tobacco Settlement Fin Corp. RI (Rhode Island Tobacco Asset Sec) 6.25%, 6/01/42	3,160	3,174,315

		7,880,325

South Carolina – 1.2%
South Carolina St Public Svc A
5.00%, 1/01/32(a)	10,000	10,954,700

South Dakota – 0.1%
Sioux Falls SD Hlth Fac (Dow Rummel Village) 5.00%, 11/15/26	1,020	955,811

Tennessee – 1.2%
Johnson City TN Hlth & Ed (Mountain States Health Alliance Auxiliar) 5.50%, 7/01/36	6,815	7,120,517
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2011A-2 5.00%, 7/01/15	3,135	3,460,162

		10,580,679

Texas – 9.6%
Austin TX Convention Ctr Enterprise Series 2006B 6.00%, 1/01/20(c)	1,195	1,292,476
Brazos River TX Hbr Nav Dist (Dow Chemical Co.) Series 2008A 5.95%, 5/15/33	5,000	5,392,250
Central TX Regl Mobility Auth 6.00%, 1/01/41	5,600	6,162,856
Clifton TX Hgr Ed Fac Auth (Idea Public Schools) 5.75%, 8/15/41	1,000	1,089,170

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	$3,800	$3,883,182
Houston TX Arpt Sys Series 2012A 5.00%, 7/01/32	1,815	1,924,735
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(a)	9,600	11,164,320
Love Field Arpt Modernization Corp. TX (Southwest Airlines Co.) 5.25%, 11/01/40	3,500	3,613,750
North Texas Ed Fin Corp. (Uplift Education) Series A 5.125%, 12/01/42	3,765	3,789,887
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	750	785,025
5.50%, 11/15/22	4,000	4,089,760
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	3,000	3,197,340
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Northwest Sr Hsg Corp. – Edgemere Proj) Series 2006A 6.00%, 11/15/36	2,500	2,571,675
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) 8.00%, 11/15/28	2,000	2,146,880
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	7,450	8,681,783
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	6,450	7,414,855
Travis Cnty TX Hlth Fac (Longhorn Village) Series A 7.00%, 1/01/32	8,000	8,045,280
Tyler TX Hlth Fac Dev Corp. (East Texas Medical Center) 5.375%, 11/01/37	1,500	1,515,975
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.00%, 7/01/33	2,400	2,450,136

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007B 5.00%, 7/01/37	$3,520	$3,593,533
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37	3,000	3,260,520

		86,065,388

Utah – 1.5%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	4,000	4,224,560
Utah St Charter Sch Fin Auth (Early Light Academy) 8.50%, 7/15/46	2,000	2,124,260
Utah St Charter Sch Fin Auth (Hawthorn Academy) 8.25%, 7/15/46	2,000	2,106,520
Utah St Charter Sch Fin Auth (North Star Academy) Series 2010A 7.00%, 7/15/45	1,840	1,939,323
Utah St Charter Sch Fin Auth (Vista at Entrada Sch of Performing Arts)
6.30%, 7/15/32	850	858,814
6.55%, 7/15/42	1,890	1,909,354

		13,162,831

Virginia – 3.0%
Mosaic Dist VA CDA Series 2011A 6.875%, 3/01/36	2,915	3,179,274
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	11,990	8,197,683
Virginia Commonwealth Transp Brd Tr 5.00%, 5/15/26(a)	8,275	9,828,052
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC)
5.50%, 1/01/42(b)	5,400	5,547,690

		26,752,699

Washington – 3.8%
Seattle WA Mun Light & PWR 5.00%, 2/01/26(a)	7,500	8,784,300
Washington St 5.00%, 7/01/25(a)	10,000	11,794,500
Washington St GO 5.00%, 7/01/24(a)	5,000	5,962,250

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	$5,425	$4,402,093
Washington St Hgr Ed Fac Auth (Whitworth Univ) 5.25%, 10/01/46	3,250	3,382,340

		34,325,483

West Virginia – 0.3%
West Virginia Hosp Fin Auth (Thomas Health Sys) 6.50%, 10/01/38	2,445	2,476,712

Wisconsin – 0.2%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(c)	435	482,659

Wisconsin St Hlth & Ed Fac Auth (Wheaton Franciscan Hlthcare Sys) 5.25%, 8/15/24	1,490	1,577,596

		2,060,255

Total Municipal Obligations (cost $929,429,725)		984,030,190

	Shares
SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(f) (cost $14,697,666)	14,697,666	14,697,666

Total Investments – 111.6% (cost $944,127,391)		998,727,856
Other assets less liabilities – (11.6)%		(103,414,541)

Net Assets – 100.0%		$895,313,315

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

High Income Municipal Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank NA	$15,000	12/2/24	3.013%		SIFMA *	$(1,973,913)
JPMorgan Chase Bank NA	8,500	7/9/25	SIFMA	*	3.167%	1,259,510
Morgan Stanley Capital Services, Inc.	2,500	3/17/22	SIFMA	*	3.073%	340,286
Morgan Stanley Capital Services, Inc.	3,000	6/11/22	SIFMA	*	2.965%	378,763

						$4,646

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley Capital Services, Inc.: CDX-NAHYS 5.00% 12/20/16*	5.00%	5.53%	$21,340	$(302,317)	$(1,127,807)	$825,490

*	Termination date

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(b)	When-Issued or delayed delivery security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the aggregate market value of these securities amounted to $10,097,837 or 1.1% of net assets.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps. The aggregate market value of these securities amounted to $709,800.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2012, the Fund held 4.4% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

CSD – Central/Community School District

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Board

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SD – School District

USD – Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

High Income Municipal Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 102.6%
Long-Term Municipal Bonds – 102.6%
California – 93.4%
Acalanes CA UHSD GO AGM Series 05B 5.25%, 8/01/24	$5,000	$5,556,200
Banning CA Util Auth Wtr NPFGC-RE Series 05 5.25%, 11/01/30	8,405	8,840,295
Bay Area Toll Auth CA Series 2009F1 5.25%, 4/01/27	7,500	8,791,050
Series 2010S-2 5.00%, 10/01/30	2,350	2,597,643
Beaumont CA Fing Auth AMBAC Series C 5.00%, 9/01/26	3,305	3,313,659
Butte-Glenn CCD CA GO NPFGC Series 05B 5.00%, 8/01/25	3,620	3,951,049
California Dept Wtr Res Cen Vy 5.00%, 12/01/24	5,000	5,857,450
Series 2008AE 5.00%, 12/01/27	2,680	3,094,784
Series 2009AF 5.00%, 12/01/29	2,225	2,537,234
Series 2012AL 5.00%, 12/01/29(a)	5,150	6,017,363
Series 2013 AM 5.00%, 12/01/25(a)	7,700	9,070,985
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,725	6,951,982
California Ed Fac Auth (California Clg of Arts) Series 01 5.875%, 6/01/30	2,200	2,201,760
California Ed Fac Auth (Univ of The Pacific) 5.00%, 11/01/21-11/01/26	1,890	2,096,147
Series 04 5.00%, 11/01/20	1,000	1,059,100
5.25%, 5/01/34	1,000	1,027,000
Series 2012A 5.00%, 11/01/30	1,250	1,375,950

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California GO 5.00%, 8/01/22-2/01/32	$17,180	$18,601,400
5.00%, 2/01/32 (Pre-refunded/ETM)	4,420	4,680,117
5.125%, 6/01/31	20	20,025
5.25%, 2/01/30-4/01/30	7,580	7,592,203
5.30%, 4/01/29	5	5,276
Series 03 5.25%, 2/01/24	3,500	3,694,215
California Hlth Fac Fin Auth (Catholic Healthcare West) Series G 5.50%, 7/01/25	3,180	3,584,019
California Hlth Fac Fin Auth (Cottage Healthcare Sys) NPFGC Series 03B 5.00%, 11/01/23	2,500	2,544,625
California Mun Fin Auth (UTS Bioenergy LLC) 7.50%, 12/01/32(a)	2,825	2,922,152
California Poll Cntl Fin Auth (Tracy Material Recovery) ACA Series 99A 5.70%, 8/01/14	2,320	2,320,766
California Pub Wks Brd (CA Lease Mental Hlth Coalinga) Series 04A 5.50%, 6/01/22	3,500	3,704,645
Series 2004A 5.50%, 6/01/23	3,290	3,476,905
California Pub Wks Brd (CA Lease Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	4,270	4,386,913
California Pub Wks Brd (Univ of California Lease) Series 04F 5.00%, 11/01/26	8,065	8,610,194
Series 05C 5.00%, 4/01/23	3,130	3,414,642
California Rural Home Mtg Series 00B 6.25%, 12/01/31	50	50,018
Series 00D 6.00%, 12/01/31	80	80,784
California Statewide CDA (San Diego Space/Sci Fdtn) Series 96 7.50%, 12/01/16	1,425	1,475,060

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA MFHR (Highland Creek Apts) Series 01K 5.40%, 4/01/34	$5,635	$5,719,525
California Statewide CDA MFHR (Santa Paula Village Apts) Series 98D 5.43%, 5/01/28	1,880	1,881,034
Capistrano CA USD GO AGM Series 01B Zero Coupon, 8/01/25	8,000	4,246,320
NPFGC-RE Series 00A 6.00%, 8/01/24	1,550	1,556,169
Chino CA Redev Agy Tax Alloc (Chino CA Redev Proj Area B) AMBAC Series 01B 5.25%, 9/01/30	3,420	3,419,761
Coachella Valley CA USD COP AMBAC 5.00%, 9/01/23	2,500	2,588,250
Commerce CA Jt Pwrs Fin Auth (Commerce CA Lease Cmnty Ctr) XLCA Series 04 5.00%, 10/01/34	1,715	1,724,192
Corona CA CFD #97-2 (Corona CA CFD #97-2 Eagle Glen) Series 98 5.875%, 9/01/23	5,425	5,446,321
E CA Mun Wtr Dist CFD #2001-01A Series 02 6.40%, 9/01/32	3,410	3,445,839
East Palo Alto CA Pub Fin Auth (Univ Circle Gateway/101 Proj) RADIAN Series 05A 5.00%, 10/01/25	5,070	5,074,512
Encinitas Ranch CA Golf Auth Series 04 5.50%, 9/01/23-9/01/24	1,110	1,116,215
5.60%, 9/01/26	1,000	1,002,290
Fremont CA USD GO AGM Series 05B 5.00%, 8/01/26	1,745	1,879,505
Fullerton CA Redev Agy RADIAN 5.00%, 4/01/21	3,250	3,429,075
Gilroy CA USD GO NPFGC-RE 5.00%, 8/01/27	1,500	1,551,045

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Huntington Pk CA Pub Fin Auth (Huntington Pk CA Tax Alloc) AGM Series 2004A 5.25%, 9/01/17	$1,000	$1,099,890
Irvine CA Pub Fac Auth Assmt Series 2012A 3.25%, 9/02/19	1,220	1,231,883
4.00%, 9/02/22	1,355	1,392,168
4.25%, 9/02/24	1,530	1,574,982
Jurupa CA USD GO NPFGC-RE Series 04 5.00%, 8/01/22	1,340	1,407,643
Kaweah Delta CA Hlthcare NPFGC Series 04 5.25%, 8/01/25-8/01/26	3,780	4,087,679
La Verne CA CFD #88-1 Series 98 5.875%, 3/01/14	1,525	1,535,507
Lammersville CA SD CFD #2002 Series 02 6.375%, 9/01/32	4,250	4,305,122
Lancaster CA Redev Agy (Lancaster CA Redev Tax Incr) XLCA Series 04 5.00%, 12/01/23	1,575	1,596,199
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/28-11/01/30	11,485	12,780,878
Los Angeles CA Cmnty Redev Agy (Los Angeles CA CRA Bunker Hill) Series 04L 5.00%, 3/01/17	2,565	2,582,621
5.10%, 3/01/19	1,350	1,356,318
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	8,340	9,487,834
Series 2010A 5.00%, 5/15/25	8,915	10,324,105
Series A 5.00%, 5/15/27	3,560	4,073,067
Los Angeles CA Dept W&P Pwr AMBAC 5.00%, 7/01/24	5,250	5,835,952
AMBAC Series 2006A-2 5.00%, 7/01/31	5,000	5,538,950
Los Angeles CA Harbor Dept 5.00%, 8/01/26	21,450	24,614,733

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA MFHR (Park Plaza West Apts) 5.50%, 1/20/43	$5,000	$5,035,700
Los Angeles CA USD GO Series 2010 3670 5.25%, 7/01/25(b)	8,000	9,331,920
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/25	1,260	1,487,959
Marin CA Muni Wtr Dist AMBAC Series 04 5.25%, 7/01/20	3,040	3,172,240
Met Wtr Dist Southern CA Wtr Series 2011C 5.00%, 10/01/24	3,425	4,206,722
Mount Diablo CA USD GO Series 2012B-2 5.00%, 7/01/27	3,200	3,654,368
Murrieta Vly CA USD GO AGM Series 05B 5.125%, 9/01/29	1,500	1,579,245
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 5.875%, 3/01/32	1,580	1,681,152
6.00%, 3/01/36	1,125	1,197,799
AMBAC Series 05 5.00%, 3/01/26	1,900	1,917,309
RADIAN Series 04 5.00%, 3/01/24	3,060	3,038,213
Oakland CA USD GO NPFGC-RE 5.00%, 8/01/22	8,975	9,486,575
Ontario CA COP NPFGC Series 04 5.25%, 7/01/21	1,700	1,802,493
Orange Cnty CA COP AMBAC 6.00%, 6/01/21 (Pre-refunded/ETM)	830	994,564
Palm Springs CA COP Series 91B Zero Coupon, 4/15/21 (Pre- refunded/ETM)(c)	37,500	30,967,500
Palmdale CA Wtr Dist NPFGC-RE Series 04 5.00%, 10/01/24	1,775	1,807,589
Palo Alto CA Univ AVE AD 5.00%, 9/02/25-9/02/30	3,290	3,593,610

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pittsburg CA Redev Agy (Los Medanos Cmnty Dev Proj) NPFGC Series 03A 5.00%, 8/01/21	$6,410	$6,554,866
Placentia-Yorba Lnda CA USD GO (Placentia-Yorba Lnda USD CA GO) NPFGC-RE Series 06 5.00%, 10/01/27	4,200	4,350,150
Port of Oakland CA Series L 5.375%, 11/01/27 (Pre-refunded/ETM)	280	286,633
NPFGC-RE Series 2002L 5.375%, 11/01/27	2,220	2,254,921
Redding CA Elec Sys COP NPFGC Series 92A 11.99%, 7/01/22 (Pre-refunded/ETM)(d)	1,210	1,804,086
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 5.75%, 9/01/24-9/01/25	1,985	2,196,768
6.00%, 9/01/30	1,395	1,506,712
Riverside CA CCD GO NPFGC Series C 5.00%, 8/01/25	1,720	1,923,786
Rocklin CA USD CFD #1 NPFGC Series 04 5.00%, 9/01/25	1,000	1,010,680
Sacramento CA USD GO AGM Series 04D 5.25%, 7/01/21-7/01/23	8,525	8,853,931
Sacramento Cnty CA Hsg Auth MFHR (Cottage Estates Apts) Series 00B 6.00%, 2/01/33	5,190	5,119,779
Sacramento Cnty CA Hsg Auth MFHR (Verandas Apts) Series 00H 5.70%, 3/01/34	2,875	2,888,857
San Bernardino Cnty CA CFD #2002-1 Series 02-1 5.90%, 9/01/33	4,750	4,814,362
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,635	1,743,270
San Diego CA Hsg Auth MFHR Series 98C 5.25%, 1/20/40	6,105	6,107,015

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego CA Pub Fac Fin Auth (San Diego CA Lease) 5.25%, 3/01/25	$15,000	$16,393,800
San Diego CA USD GO NPFGC Series 04E-1 5.00%, 7/01/23-7/01/24	3,240	3,533,013
San Diego Cnty CA COP Series 04A 5.50%, 9/01/44 (Pre-refunded/ETM)	5,000	5,590,200
San Diego Cnty CA Wtr Auth Series 2011B 5.00%, 5/01/29-5/01/30	16,115	18,452,661
San Diego Cnty CA Wtr Auth COP AGM Series A 5.00%, 5/01/27	3,500	3,731,105
San Francisco City/Cnty CA USD GO 5.00%, 6/15/27	3,315	3,738,458
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010A 4.90%, 5/01/29	2,200	2,419,758
Series 2012A 5.00%, 5/01/27-5/01/28	7,000	7,728,170
AGM Series 00A 6.125%, 1/01/27	1,480	1,481,954
San Francisco City/Cnty CA Pub Util Wtr 5.00%, 11/01/27	12,000	14,220,600
Series 2009B 5.00%, 11/01/27	4,705	5,421,007
San Joaquin Hls Trnsp Corr CA Series 93 Zero Coupon, 1/01/20 (Pre-refunded/ETM)	20,000	17,290,800
Zero Coupon, 1/01/21 (Pre-refunded/ETM)	20,000	16,664,800
Zero Coupon, 1/01/23 (Pre-refunded/ETM)	25,000	19,374,750
San Joaquin Hls Trnsp Corr CA (San Joaquin Hills Toll Road CA) NPFGC Series A Zero Coupon, 1/15/36	47,415	10,059,566
San Jose CA Hotel Tax 6.125%, 5/01/31	5,000	5,517,750
San Juan CA USD GO Series 2012B 5.00%, 8/01/28	7,395	8,342,669
Santa Ana CA USD GO Series 2008A 5.25%, 8/01/28	5,400	5,900,310

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Santa Clara CA Elec Series 2011A 5.00%, 7/01/30	$1,810	$1,982,493
Semitropic Wtr Dist CA XLCA Series 04A 5.50%, 12/01/23	1,640	1,773,152
South Gate CA PFA (South Gate CA Tax Alloc) XLCA Series 02 5.125%, 9/01/24	1,800	1,804,752
Southern CA Pub Pwr Auth 5.00%, 7/01/23	3,200	3,696,480
Southwestern CA CCD GO NPFGC Series 05 5.00%, 8/01/24	1,000	1,114,860
Stockton CA PFA (Stockton CA Redev Projs) RADIAN Series 06A 5.00%, 9/01/17	2,285	2,181,924
Tejon Ranch CA Pub Fac Fin CFD #1 5.25%, 9/01/26-9/01/28	2,375	2,459,037
5.50%, 9/01/30-9/01/33	2,135	2,192,989
Torrance CA COP (Torrance CA COP Pub Impt) AMBAC Series 05B 5.00%, 6/01/24	3,365	3,439,434
Univ of California Series K 5.00%, 5/15/21	4,550	5,108,831
AGM Series 05B 5.00%, 5/15/24	5,000	5,255,100
West Contra Costa CA Hlth Dist AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	4,964,478

		622,614,869

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,325	1,167,510

Illinois – 0.1%
Railsplitter Tobacco Settlement Auth IL 6.00%, 6/01/28	890	1,010,568

Nevada – 0.4%
Henderson NV LID # T-14 AGM Series A 5.00%, 3/01/22	2,475	2,607,140

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.2%
Lorain Cnty OH Port Auth (United States Steel Corp.) 6.75%, 12/01/40	$1,110	$1,229,403

Puerto Rico – 7.5%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series A 5.00%, 7/01/17	10,730	11,646,342
Puerto Rico GO 5.25%, 7/01/23	3,000	3,146,970
Series 01A 5.50%, 7/01/19	1,880	2,125,152
Series 03A 5.25%, 7/01/23 (Pre-refunded/ETM)	800	845,768
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	543,770
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	295	318,801
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/28 (Pre-refunded/ETM)	175	227,059
5.50%, 8/01/28	20,825	23,256,943
Univ of Puerto Rico 5.00%, 6/01/18	4,930	5,276,333
Series 06Q 5.00%, 6/01/19	2,490	2,647,268

		50,034,406

Texas – 0.8%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	3,050	3,554,287
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,525	1,753,125

		5,307,412

Total Municipal Obligations (cost $622,925,473)		683,971,308

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.0%
Investment Companies – 0.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.12%(e) (cost $60,270)	60,270	$60,270

Total Investments – 102.6% (cost $622,985,743)		684,031,578
Other assets less liabilities – (2.6)%		(17,429,302)

Net Assets – 100.0%		$666,602,276

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	$6,500	1/25/26	SIFMA	*	4.108%		$1,739,481
Merrill Lynch Capital Services, Inc.	2,800	10/1/16	SIFMA	*	4.147%		425,001
Merrill Lynch Capital Services, Inc.	3,100	10/21/16	SIFMA	*	4.129%		464,625
Merrill Lynch Capital Services, Inc.	14,500	7/30/26	4.090%		SIFMA	*	(3,908,065)
Merrill Lynch Capital Services, Inc.	10,200	8/9/26	4.063%		SIFMA	*	(2,798,182)
Merrill Lynch Capital Services, Inc.	$15,000	11/15/26	4.378%		SIFMA	*	$(4,781,911)

							(8,859,051)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(c)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps. The aggregate market value of these securities amounted to $12,033,558.

(d)	Variable rate coupon, rate shown as of April 30, 2012.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2012, the Fund held 27.0% of net assets in insured bonds (of this amount 1.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AD – Assessment District

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

California Portfolio—Portfolio of Investments

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

ETM – Escrowed to Maturity

GO – General Obligation

HFA – Housing Finance Authority

LID – Local Improvement District

MFHR – Multi-Family Housing Revenue

MTA – Metropolitan Transportation Authority

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFA – Public Finance Authority

RADIAN – Radian Asset Assurance Inc.

SD – School District

UHSD – Unified/Union High School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 98.4%
New York – 87.7%
Albany Cnty NY Arpt Auth AGM 5.00%, 12/15/25-12/15/26	$4,540	$5,004,586
Albany NY IDA (St. Peter’s Hosp) Series A 5.75%, 11/15/22	795	904,821
Cortland Cnty NY IDA (Cortland Memorial Hospital) RADIAN Series 02 5.25%, 7/01/32	2,700	2,706,723
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19-8/01/21	1,450	1,603,615
East Rochester NY HSG Auth (St. John’s Meadows Proj) Series 2010A 5.00%, 4/20/27	2,550	2,851,844
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2010A 5.00%, 5/15/22-5/15/23	9,965	11,892,929
Series 2011C 5.00%, 12/01/28	7,260	8,421,455
Erie Cnty NY GO NPFGC Series 05A 5.00%, 12/01/20	5,990	6,544,494
Erie Cnty NY IDA AGM Series 04 5.75%, 5/01/25 (Pre-refunded/ETM)	1,400	1,551,606
Glen Cove NY IDA Series 92B Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	10,468,788
Hempstead NY Local Dev Corp. (Hofstra Univ) 5.00%, 7/01/28	650	711,945
Herkimer Cnty NY IDA (Herkimer Cnty NY CC Stud Hsg) Series 00 6.50%, 11/01/30	2,000	2,020,220
Long Island Pwr Auth NY NPFGC-RE Series 06A 5.00%, 12/01/19-12/01/24	8,300	9,203,342

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Trnsp Auth NY Series 02 5.25%, 11/15/31	$5,000	$5,109,750
Series 02A 5.125%, 11/15/31	5,500	5,617,095
Series 2011D 5.00%, 11/15/29	4,300	4,785,771
Series 2012C 5.00%, 11/15/31(a)	6,000	6,697,440
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series A 5.25%, 11/15/30	10,000	10,228,200
NPFGC 5.00%, 11/15/18-11/15/21	11,890	13,868,270
Monroe Cnty NY IDA MFHR (Southview Towers Apts) Series 00 6.25%, 2/01/31	1,130	1,131,345
Montgomery Cnty NY IDA (New York St BOCES Prog) XLCA Series 05A 5.00%, 7/01/24	1,000	1,020,870
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	2,120	1,729,856
New York Conv Ctr Dev Corp. (New York Hotel Unit Fee) AMBAC Series 05 5.00%, 11/15/30	10,000	10,511,300
New York NY GO 5.00%, 1/01/21	5,000	5,743,550
Series 04G 5.00%, 12/01/23	3,225	3,559,400
Series 04I 5.00%, 8/01/21	11,400	12,470,802
Series 05J 5.00%, 3/01/24	5,000	5,473,900
AGM Series 04E 5.00%, 11/01/21	4,000	4,417,240
XLCA Series 04I 5.00%, 8/01/18	10,000	10,993,600
New York NY HDC MFHR (New York NY HDC) Series 02A 5.50%, 11/01/34	10	10,040

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series 05P6-A 5.00%, 7/01/19	$10,000	$10,907,900
New York NY Hlth & Hosp Corp. AMBAC Series 03A 5.25%, 2/15/22	5,700	5,887,530
New York NY IDA Series 01B 6.375%, 7/01/31 (Pre-refunded/ETM)	1,810	1,827,937
New York NY IDA (Airis JFK 1 LLC) Series 01A 5.50%, 7/01/28	9,000	8,431,560
New York NY IDA (Lycee Francais) Series 02C 6.80%, 6/01/28	2,500	2,568,700
New York NY IDA (Spence School) 5.20%, 7/01/34	3,155	3,163,897
New York NY IDA (Terminal One Group Assn) Series 05 5.50%, 1/01/24	800	839,608
New York NY Mun Wtr Fin Auth 5.00%, 6/15/27	15,110	17,167,982
Series CC 2008 5.125%, 6/15/30	10,300	11,483,985
New York NY TFA Bldg Aid NPFGC-RE 5.00%, 7/15/21(b)	7,000	7,930,650
New York NY Trnsl Fin Auth 5.00%, 11/01/24	5,000	5,659,350
Series 2011B 5.00%, 2/01/25	11,000	13,005,410
New York NY Trst for Cult Res AMBAC Series 01D 5.125%, 7/01/31 (Pre-refunded/ETM)	14,000	14,111,720
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/31	9,675	10,517,112
New York St Dormitory Auth Series 02-34 5.20%, 2/01/32 (Pre-refunded/ETM)	3,965	4,189,419
Series 04A 5.25%, 7/01/21 (Pre-refunded/ETM)	575	635,605
NPFGC Series 03A 5.00%, 7/01/22 (Pre-refunded/ETM)	5,000	5,274,550

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Cabrini Westchester) 5.10%, 2/15/26	$1,850	$2,098,529
New York St Dormitory Auth (Cornell Univ) 5.00%, 7/01/25	2,465	2,902,044
Series B 5.00%, 7/01/27	4,925	5,820,759
Series C 5.00%, 7/01/29	2,000	2,344,420
New York St Dormitory Auth (Eger Hlth and Rehab Ctr) Series 00 6.10%, 8/01/37	1,980	1,997,642
New York St Dormitory Auth (Leake and Watts Svcs) NPFGC Series 04 5.00%, 7/01/22-7/01/23	3,275	3,408,954
New York St Dormitory Auth (Maimonides Med Ctr) NPFGC Series 04 5.75%, 8/01/29	3,515	3,755,531
New York St Dormitory Auth (Manhattan College) RADIAN Series 2007A 5.00%, 7/01/27	2,445	2,516,492
New York St Dormitory Auth (Montefiore Medical Center) NPFGC-RE Series 04 5.00%, 8/01/23	1,860	2,009,265
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	6,795	7,342,405
New York St Dormitory Auth (New York St BOCES Prog) AGM Series 04 5.00%, 8/15/23	3,175	3,310,414
New York St Dormitory Auth (New York St Lease Suny) 5.00%, 5/15/29	6,350	7,359,713
Series 2012A 5.00%, 5/15/27	2,700	3,154,653
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/27	2,350	2,693,523

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York Univ) Series 2008A 5.00%, 7/01/29	$4,220	$4,631,619
Series 2012A 5.00%, 7/01/31-7/01/32	6,000	6,896,670
NPFGC-RE Series 04A 5.00%, 7/01/24	2,240	2,421,014
New York St Dormitory Auth (North Shore – LIJ Hospital) 5.00%, 5/01/22	1,405	1,567,559
New York St Dormitory Auth (NYU Hosp Center) Series 07A 5.00%, 7/01/22	1,200	1,322,364
Series B 5.25%, 7/01/24	690	756,426
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,240	1,386,531
New York St Dormitory Auth (Ozanam Hall Queens Nursing) 5.00%, 11/01/21	1,000	929,350
New York St Dormitory Auth (Rochester Inst of Technology) 5.00%, 7/01/23-7/01/25	5,335	6,055,421
5.75%, 7/01/24	5,165	5,980,399
New York St Dormitory Auth (SS Joachim & Anne Residence) Series 02 5.25%, 7/01/27	1,000	999,950
New York St Dormitory Auth (State Univ of New York) 5.00%, 7/01/27-7/01/35	12,360	13,890,095
Series 2011A 5.00%, 7/01/28	6,690	7,777,861
New York St Dormitory Auth (Univ of Rochester) Series 04A 5.25%, 7/01/23-7/01/24	1,250	1,314,221
New York St Dormitory Auth (Westchester Cnty NY Lease Court) Series 06A 5.00%, 8/01/17	9,510	11,018,001

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth Rev Nonst Sup Dept (Rockefeller Univ) Series B 5.00%, 7/01/33	$3,000	$3,482,100
New York St Energy Res & Dev Auth (Long Island Lighting Co.) Series 95A 5.30%, 8/01/25	7,500	7,504,425
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/29	2,000	2,266,180
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)	792	8
New York St Liberty Dev Corp (4 World Trade Ctr Proj) 5.00%, 11/15/31	2,225	2,431,258
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 01-31A 5.30%, 10/01/31	8,435	8,438,543
Series 82 5.65%, 4/01/30	1,495	1,495,912
New York St Pwr Auth NPFGC 5.00%, 11/15/21	3,000	3,486,270
NPFGC Series C 5.00%, 11/15/19	680	803,542
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/26-3/15/27	11,000	12,764,200
Series 2010A 5.00%, 3/15/28	5,000	5,831,500
AMBAC Series 04A 5.00%, 3/15/24	5,000	5,490,050
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AMBAC Series 05B 5.00%, 4/01/21	7,500	8,385,525
NPFGC-RE Series 05B 5.00%, 4/01/17	12,750	14,641,335
Niagara Frontier Trnsp Auth NY (Buffalo Niagara Intl Airport) NPFGC 5.625%, 4/01/29	2,500	2,500,725

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Onondaga Cnty NY IDA (Anheuser-Busch Cos., Inc.) Series 99 6.25%, 12/01/34	$2,000	$2,002,960
Onondaga Cnty NY IDA (Bristol- Myers Squibb) 5.75%, 3/01/24	4,000	5,038,200
Onondaga Cnty NY IDA (Cargo Acquisition Group) Series 02 6.125%, 1/01/32	1,290	1,236,594
Onondaga Cnty NY Trst for Cult Res (Syracuse Univ) 5.00%, 12/01/28-12/01/29	2,135	2,439,870
Port Authority of NY & NJ 5.00%, 7/15/31	18,000	20,444,940
Port Authority of NY & NJ (Delta Airlines, Inc.) NPFGC Series 97-6 5.75%, 12/01/22	6,820	6,833,435
Rensselaer Cnty NY IDA (Rensselaer Polytechnic Institute.) Series 2006 5.00%, 3/01/26	7,505	7,982,168
Sachem NY CSD GO NPFGC-RE 5.00%, 10/15/21-10/15/22	5,415	6,064,906
Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	925	970,954
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	5,990	6,585,226
Suffolk Cnty NY EDC (Peconic Landing at Southold) 5.875%, 12/01/30	2,340	2,549,407
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	1,150	1,181,947
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/24-11/15/26	16,715	18,898,665
Troy Res Corp. (Rensselaer Polytechnic Institute.) Series 2010A 5.00%, 9/01/30	3,000	3,302,010
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	1,175	838,222

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Westchester Cnty Hlth Care Corp. NY 6.00%, 11/01/30	$1,000	$1,149,830
Yonkers NY IDA (Malotz Skilled Nursing Fac) NPFGC Series 99 5.65%, 2/01/39	700	702,464

		576,262,908

Arizona – 0.3%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	935	823,866
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 01 6.75%, 10/01/31	1,000	1,002,060

		1,825,926

Florida – 1.3%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	5,490	5,177,070
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	650	653,874
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	890	765,747
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	2,060	2,076,872

		8,673,563

Georgia – 0.1%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	506,595

Guam – 0.1%
Guam Wtrworks Auth Series 05 6.00%, 7/01/25	500	515,590

Illinois – 0.3%
Plano IL SSA #3 (Plano Il SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	1,267	1,286,486

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Railsplitter Tobacco Settlement Auth IL 6.00%, 6/01/28	$785	$891,344

		2,177,830

Minnesota – 0.5%
Tobacco Securitization Auth MN 5.25%, 3/01/31	3,000	3,291,870

Nevada – 0.2%
Clark Cnty NV SID #142 (Clark Cnty NV SID#142 Mtns Edg) Series 03 6.10%, 8/01/18	1,365	1,410,755

North Carolina – 0.1%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series A 6.125%, 10/01/35	1,000	874,040

Ohio – 0.3%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25(c)(d)	1,200	1,000,920
Lorain Cnty OH Port Auth (United States Steel Corp.) 6.75%, 12/01/40	975	1,079,881

		2,080,801

Puerto Rico – 6.5%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	2,085	2,243,648
5.375%, 7/01/24	5,225	5,760,406
Series 08WW 5.375%, 7/01/23	405	448,631
Puerto Rico GO 5.25%, 7/01/23	1,600	1,678,384
Series 01A 5.50%, 7/01/19	915	1,034,316
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	543,770
Puerto Rico HFA MFHR 5.00%, 12/01/20 (Pre-refunded/ETM)	3,420	3,660,426
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/20	1,795	1,869,923
5.125%, 12/01/27	1,495	1,615,617

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	75

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01A 5.20%, 12/01/33	$1,470	$1,471,058
Puerto Rico Mun Fin Agy Series 05A 5.25%, 8/01/23	935	971,325
Puerto Rico Sales Tax Fin Corp.
Series 2009A
5.50%, 8/01/28 (Pre-refunded/ETM)	125	162,185
5.50%, 8/01/28	14,875	16,612,102
Univ of Puerto Rico 5.00%, 6/01/22	255	264,692
Series 06Q
5.00%, 6/01/20	4,225	4,426,110

		42,762,593

Texas - 1.0%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project)
7.00%, 6/30/40	2,700	3,146,418
7.50%, 6/30/32	1,225	1,486,599
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,350	1,551,946

		6,184,963

Virginia - 0.0%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	100	101,814

Total Municipal Obligations (cost $606,251,038)		646,669,248

	Shares
SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(e) (cost $7,168,373)	7,168,373	7,168,373

Total Investments – 99.5% (cost $613,419,411)		653,837,621
Other assets less liabilities – 0.5%		3,342,607

Net Assets – 100.0%		$657,180,228

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	$2,200	1/25/26	SIFMA	*	4.108%	$588,747
JPMorgan Chase Bank, N.A.	4,500	6/15/15	3.777%		SIFMA *	(520,397)
Merrill Lynch Capital Services Inc.	3,100	10/1/16	SIFMA	*	4.147%	470,537

						$538,887

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps. The aggregate market value of these securities amounted to $543,816.

(c)	Illiquid security.

(d)	Fair valued.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2012, the Portfolio held 26.8% of net assets in insured bonds (of this amount 11.9% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

CSD – Central/Community School District

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

SID – Special Improvement District

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	77

New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2012 (unaudited)

	National		High Income Municipal
Assets
Investments in securities, at value Unaffiliated issuers (cost $937,191,880 and $929,429,725, respectively)	$987,675,059		$984,030,190
Affiliated issuers (cost $20,995,957 and $14,697,666, respectively)	20,995,957		14,697,666
Interest and dividends receivable	15,275,444		16,168,537
Receivable for capital stock sold	4,198,664		12,014,467
Receivable for investment securities sold	3,005,613		7,846,467
Unrealized appreciation on interest rate swap contracts	944,237		1,978,559
Unrealized appreciation on credit default swap contracts	– 0	–	825,490

Total assets	1,032,094,974		1,037,561,376

Liabilities
Payable for investment securities purchased	37,825,250		33,990,274
Payable for floating rate notes issued(a)	9,200,000		103,320,000
Unrealized depreciation on interest rate swap contracts	1,470,789		1,973,913
Payable for capital stock redeemed	956,829		202,731
Dividends payable	802,690		952,293
Distribution fee payable	288,448		208,651
Advisory fee payable	253,721		238,145
Transfer Agent fee payable	44,647		5,670
Administrative fee payable	25,639		16,580
Premium received on credit default swap contracts	– 0	–	1,127,807
Accrued expenses	134,467		211,997

Total liabilities	51,002,480		142,248,061

Net Assets	$981,092,494		$895,313,315

Composition of Net Assets
Capital stock, at par	$94,647		$81,782
Additional paid-in capital	931,524,115		847,359,853
Distributions in excess of net investment income	(433,828)		(844)
Accumulated net realized loss on investment transactions	(49,067)		(7,558,077)
Net unrealized appreciation on investments	49,956,627		55,430,601

	$981,092,494		$895,313,315

See notes to financial statements.

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

National Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$690,092,848	66,562,920	$10.37	*

Class B	$6,123,228	591,438	$10.35

Class C	$153,870,149	14,856,893	$10.36

Advisor Class	$131,006,269	12,635,857	$10.37

High Income Municipal Portfolio
Class A	$441,640,018	40,329,741	$10.95	*

Class C	$143,614,343	13,120,865	$10.95

Advisor Class	$310,058,954	28,331,268	$10.94

*	The maximum offering price per share for Class A of National Portfolio and High Income Municipal Portfolio was $10.69 and $11.29, respectively, which reflects a sales charge of 3.00%.

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

Statement of Assets & Liabilities

	California		New York
Assets
Investments in securities, at value Unaffiliated issuers (cost $622,925,473 and $606,251,038, respectively)	$683,971,308		$646,669,248
Affiliated issuers (cost $60,270 and $7,168,373, respectively)(a)	60,270		7,168,373
Interest and dividends receivable	7,868,329		9,468,784
Receivable for investment securities sold	4,164,439		1,602,091
Unrealized appreciation on interest rate swap contracts	2,629,107		1,059,284
Receivable for capital stock sold	720,778		1,350,376

Total assets	699,414,231		667,318,156

Liabilities
Payable for investment securities purchased	15,125,350		6,647,580
Unrealized depreciation on interest rate swap contracts	11,488,158		520,397
Payable for floating rate notes issued(b)	4,445,000		– 0	–
Payable for capital stock redeemed	661,085		1,441,259
Dividends payable	523,138		486,472
Distribution fee payable	212,624		210,233
Advisory fee payable	192,028		193,647
Administrative fee payable	21,593		20,102
Transfer Agent fee payable	19,696		22,144
Collateral received from broker	– 0	–	500,000
Accrued expenses	123,283		96,094

Total liabilities	32,811,955		10,137,928

Net Assets	$666,602,276		$657,180,228

Composition of Net Assets
Capital stock, at par	$59,066		$63,884
Additional paid-in capital	615,146,116		616,684,873
Undistributed/(distributions in excess of) net investment income	13,589		(369,552)
Accumulated net realized loss on investment transactions	(803,279)		(156,074)
Net unrealized appreciation on investments	52,186,784		40,957,097

	$666,602,276		$657,180,228

See notes to financial statements.

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

California Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$524,575,972	46,479,527	$11.29	*

Class B	$2,556,186	226,519	$11.28

Class C	$109,620,762	9,715,386	$11.28

Advisor Class	$29,849,356	2,644,959	$11.29

New York Portfolio
Class A	$533,185,079	51,825,135	$10.29	*

Class B	$12,056,976	1,173,432	$10.27

Class C	$94,023,284	9,144,780	$10.28

Advisor Class	$17,914,889	1,740,846	$10.29

*	The maximum offering price per share for Class A of California Portfolio and New York Portfolio was $11.64 and $10.61, respectively, which reflects a sales charge of 3.00%.

(a)	Includes investment of cash collateral of $500,000 received from broker for interest rate swap agreements for the New York Portfolio.

(b)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2012 (unaudited)

	National	High Income Municipal
Investment Income
Interest	$22,105,329	$20,831,708
Dividends—Affiliated issuers	4,217	2,978

Total income	22,109,546	20,834,686

Expenses
Advisory fee (see Note B)	2,077,605	1,747,045
Distribution fee—Class A	987,300	519,050
Distribution fee—Class B	34,620	– 0	–
Distribution fee—Class C	735,417	555,312
Transfer agency—Class A	146,546	39,812
Transfer agency—Class B	2,286	– 0	–
Transfer agency—Class C	35,660	14,364
Transfer agency—Advisor Class	24,504	27,913
Custodian	118,986	73,705
Registration fees	66,632	84,015
Administrative	32,462	32,624
Printing	26,590	34,992
Audit	22,084	29,137
Legal	17,578	5,579
Directors’ fees	6,738	6,474
Miscellaneous	13,831	6,436

Total expenses before interest expense	4,348,839	3,176,458
Interest expense	40,377	326,021

Total expenses	4,389,216	3,502,479
Less: expenses waived and reimbursed by the Adviser (see Note B)	(513,898)	(355,051)

Net expenses	3,875,318	3,147,428

Net investment income	18,234,228	17,687,258

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	302,923	2,136,441
Swap contracts	104,444	160,754
Net change in unrealized appreciation/depreciation of:
Investments	35,798,063	45,117,406
Swap contracts	(277,766)	399,058

Net gain on investment transactions	35,927,664	47,813,659

Net Increase in Net Assets from Operations	$54,161,892	$65,500,917

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

	California	New York
Investment Income
Interest	$15,671,634	$13,658,172
Dividends—Affiliated issuers	1,393	3,934

Total income	15,673,027	13,662,106

Expenses
Advisory fee (see Note B)	1,475,092	1,414,254
Distribution fee—Class A	775,684	771,528
Distribution fee—Class B	13,966	65,983
Distribution fee—Class C	540,791	431,635
Transfer agency—Class A	82,112	93,545
Transfer agency—Class B	811	3,643
Transfer agency—Class C	18,986	17,312
Transfer agency—Advisor Class	4,324	2,610
Custodian	93,534	88,096
Printing	28,294	29,068
Administrative	27,838	28,904
Audit	22,137	16,132
Legal	14,861	14,742
Registration fees	14,133	11,106
Directors’ fees	6,450	6,738
Miscellaneous	11,875	9,765

Total expenses before interest expense	3,130,888	3,005,061
Interest expense	19,402	– 0	–

Total expenses	3,150,290	3,005,061
Less: advisory fee waived (see Note B)	(325,355)	(321,662)

Net expenses	2,824,935	2,683,399

Net investment income	12,848,092	10,978,707

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	2,444,025	456,035
Swap contracts	(557,970)	24,144
Net change in unrealized appreciation/depreciation of:
Investments	25,583,853	19,037,071
Swap contracts	(1,343,331)	121,937

Net gain on investment transactions	26,126,577	19,639,187

Net Increase in Net Assets from Operations	$38,974,669	$30,617,894

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	National
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$18,234,228		$37,493,838
Net realized gain on investment transactions	407,367		1,505,765
Net change in unrealized appreciation/depreciation of investments	35,520,297		(11,283,481)

Net increase in net assets from operations	54,161,892		27,716,122
Dividends to Shareholders from
Net investment income
Class A	(13,314,163)		(28,216,388)
Class B	(116,540)		(362,561)
Class C	(2,462,913)		(5,248,756)
Advisor Class	(2,408,624)		(3,869,592)
Capital Stock Transactions
Net increase (decrease)	61,422,213		(56,690,372)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	54

Total increase (decrease)	97,281,865		(66,671,493)
Net Assets
Beginning of period	883,810,629		950,482,122

End of period (including distributions in excess of net investment income of ($433,828) and ($365,816), respectively)	$981,092,494		$883,810,629

See notes to financial statements.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	High Income Municipal
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,687,258		$25,159,999
Net realized gain (loss) on investment transactions	2,297,195		(7,834,205)
Net change in unrealized appreciation/depreciation of investments	45,516,464		(4,004,271)

Net increase in net assets from operations	65,500,917		13,321,523
Dividends and Distributions to Shareholders from
Net investment income
Class A	(8,954,278)		(14,115,104)
Class C	(2,485,990)		(3,642,925)
Advisor Class	(6,650,145)		(8,139,951)
Net realized gain on investment transactions
Class A	– 0	–	(580,680)
Class C	– 0	–	(181,716)
Advisor Class	– 0	–	(305,055)
Capital Stock Transactions
Net increase	292,297,589		159,050,123

Total increase	339,708,093		145,406,215
Net Assets
Beginning of period	555,605,222		410,199,007

End of period (including distributions in excess of net investment income of ($844) and undistributed net investment income of $402,311, respectively)	$895,313,315		$555,605,222

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Statement of Changes in Net Assets

	California
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,848,092		$28,344,628
Net realized gain (loss) on investment transactions	1,886,055		(3,889,939)
Net change in unrealized appreciation/depreciation of investments	24,240,522		(5,640,608)

Net increase in net assets from operations	38,974,669		18,814,081
Dividends and Distributions to Shareholders from
Net investment income
Class A	(9,968,886)		(22,511,724)
Class B	(44,140)		(136,567)
Class C	(1,706,793)		(3,772,277)
Advisor Class	(569,819)		(829,448)
Net realized gain on investment transactions
Class A	– 0	–	(646,295)
Class B	– 0	–	(5,621)
Class C	– 0	–	(127,783)
Advisor Class	– 0	–	(14,140)
Capital Stock Transactions
Net decrease	(4,495,341)		(81,619,517)

Total increase (decrease)	22,189,690		(90,849,291)
Net Assets
Beginning of period	644,412,586		735,261,877

End of period (including undistributed net investment income of $13,589 and distributions in excess of ($544,865), respectively)	$666,602,276		$644,412,586

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	New York
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,978,707	$22,587,585
Net realized gain on investment transactions	480,179	2,761,033
Net change in unrealized appreciation/depreciation of investments	19,159,008	(7,335,433)

Net increase in net assets from operations	30,617,894	18,013,185
Dividends to Shareholders from
Net investment income
Class A	(9,271,890)	(18,983,863)
Class B	(192,674)	(611,653)
Class C	(1,253,048)	(2,516,062)
Advisor Class	(285,372)	(522,871)
Capital Stock Transactions
Net increase (decrease)	39,906,428	(42,784,833)

Total increase (decrease)	59,521,338	(47,406,097)
Net Assets
Beginning of period	597,658,890	645,064,987

End of period (including distributions in excess of net investment income of ($369,552) and ($345,275), respectively)	$657,180,228	$597,658,890

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended April 30, 2012 (unaudited)

	High Income Municipal
Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$15,931,483
Interest expense paid	(326,021)
Operating expenses paid	(2,576,401)
Purchases of long-term investments	(346,361,411)
Proceeds from disposition of long-term investments	36,992,564
Purchases of short-term investments, net	(13,575,631)
Proceeds from swap contracts, net	638,322

Net decrease in cash from operating activities			$(309,277,095)
Financing Activities:
Cash dividends paid	(7,528,580)
Subscriptions of capital stock, net	274,440,675
Increase in payable for floating rate notes issued	42,365,000

Net increase in cash from financing activities			309,277,095

Net increase in cash			– 0	–
Cash at beginning of period			– 0	–

Cash at end of period		$	– 0	–

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net increase in net assets from operations			$65,500,917
Adjustments:
Increase in interest and dividends receivable	$(5,568,415)
Net accretion of bond discount and amortization of bond premium	665,212
Increase in accrued expenses	245,006
Purchases of long-term investments	(346,361,411)
Proceeds from disposition of long-term investments	36,992,564
Purchases of short-term investments, net	(13,575,631)
Proceeds on swap contracts, net	638,322
Net realized gain on investment and foreign currency transactions	(2,297,195)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(45,516,464)

Total adjustments			(374,778,012)

Net decrease in cash from operating activities			$(309,277,095)

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio (the “Portfolios”). The California Portfolio II, formerly a series of the Fund, was acquired by the California Portfolio and ceased operations on January 23, 2009. The National II Portfolio, formerly a series of the Fund, was acquired by the National Portfolio and ceased operations on June 26, 2009. The High Income Municipal Portfolio commenced operations on January 26, 2010. Each series is considered to be a separate entity for financial reporting and tax purposes. The National Portfolio, California Portfolio and New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The High Income Municipal Portfolio offers Class A, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of April 30, 2012:

National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$882,827,660		$104,847,399		$987,675,059
Short-Term Investments		20,995,957		– 0	–	– 0	–	20,995,957

Total Investments in Securities		20,995,957		882,827,660		104,847,399		1,008,671,016
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	944,237		944,237
Liabilities:
Interest Rate Swap Contracts		– 0	–	– 0	–	(1,470,789)		(1,470,789)

Total		$20,995,957		$882,827,660		$104,320,847		$1,008,144,464

High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$795,652,969		$188,377,221		$984,030,190
Short-Term Investments		14,697,666		– 0	–	– 0	–	14,697,666

Total Investments in Securities		14,697,666		795,652,969		188,377,221		998,727,856
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	1,978,559		1,978,559
Credit Default Swap Contracts		– 0	–	825,490		– 0	–	825,490
Liabilities:
Interest Rate Swap Contracts		– 0	–	– 0	–	(1,973,913)		(1,973,913)

Total		$14,697,666		$796,478,459		$188,381,867		$999,557,992

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$625,996,500		$57,974,808		$683,971,308
Short-Term Investments		60,270		– 0	–	– 0	–	60,270

Total Investments in Securities		60,270		625,996,500		57,974,808		684,031,578
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	2,629,107		2,629,107
Liabilities:
Interest Rate Swap Contracts		– 0	–	– 0	–	(11,488,158)		(11,488,158)

Total		$60,270		$625,996,500		$49,115,757		$675,172,527

New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$612,119,168		$34,550,080		$646,669,248
Short-Term Investments		7,168,373		– 0	–	– 0	–	7,168,373

Total Investments in Securities		7,168,373		612,119,168		34,550,080		653,837,621
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	1,059,284		1,059,284
Liabilities:
Interest Rate Swap Contracts		– 0	–	– 0	–	(520,397)		(520,397)

Total		$7,168,373		$612,119,168		$35,088,967		$654,376,508

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

National Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts		Total
Balance as of 10/31/11	$108,793,911		$(248,786)		$108,545,125
Accrued discounts/(premiums)	21,217		– 0	–	21,217
Realized gain (loss)	(550,431)		104,444		(445,987)
Change in unrealized appreciation/depreciation	3,740,033		(277,766)		3,462,267
Purchases	3,652,538		– 0	–	3,652,538
Sales	(5,893,010)		– 0	–	(5,893,010)
Settlements	– 0	–	(104,444)		(104,444)
Transfers in to Level 3	6,568,552		– 0	–	6,568,552
Transfers out of Level 3	(11,485,411)		– 0	–	(11,485,411)

Balance as of 4/30/12	$104,847,399		$(526,552)		$104,320,847

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$3,141,603		$(198,365)		$2,943,238

High Income Municipal Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts		Total
Balance as of 10/31/11	$138,274,159		$1,165,152		$139,439,311
Accrued discounts/(premiums)	219,358		– 0	–	219,358
Realized gain (loss)	1,093		98,278		99,371
Change in unrealized appreciation/depreciation	7,891,472		(338,502)		7,552,970
Purchases	50,481,726		– 0	–	50,481,726
Sales	(180,000)		– 0	–	(180,000)
Settlements	– 0	–	(98,278)		(98,278)
Transfers in to Level 3	11,334,197		(822,004)		10,512,193
Transfers out of Level 3	(19,644,784)		– 0	–	(19,644,784)

Balance as of 4/30/12	$188,377,221		$4,646		$188,381,867

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$7,891,472		$(338,502)		$7,552,970

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

California Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts		Total
Balance as of 10/31/11	$43,699,117		$(7,515,720)		$36,183,397
Accrued discounts/(premiums)	7,455		– 0	–	7,455
Realized gain (loss)	530,262		(557,970)		(27,708)
Change in unrealized appreciation/depreciation	1,041,543		(1,343,331)		(301,788)
Purchases	7,427,454		– 0	–	7,427,454
Sales	(22,020,800)		– 0	–	(22,020,800)
Settlements	– 0	–	557,970		557,970
Transfers in to Level 3	30,572,950		– 0	–	30,572,950
Transfers out of Level 3	(3,283,173)		– 0	–	(3,283,173)

Balance as of 4/30/12	$57,974,808		$(8,859,051)		$49,115,757

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$1,618,475		$(1,343,331)		$275,144

New York Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts		Total
Balance as of 10/31/11	$28,619,698		$416,950		$29,036,648
Accrued discounts/(premiums)	6,986		– 0	–	6,986
Realized gain (loss)	439		24,144		24,583
Change in unrealized appreciation/depreciation	462,633		121,937		584,570
Purchases	801,480		– 0	–	801,480
Sales	(408,450)		– 0	–	(408,450)
Settlements	– 0	–	(24,144)		(24,144)
Transfers in to Level 3	9,342,291		– 0	–	9,342,291
Transfers out of Level 3	(4,274,997)		– 0	–	(4,274,997)

Balance as of 4/30/12	$34,550,080		$538,887		$35,088,967

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$462,633		$121,937		$584,570

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
National	.45%	.40%	.35%
High Income Municipal	.50%	.45%	.40%
California	.45%	.40%	.35%
New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total Portfolio operating expenses as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

	January 26, 2010(a) to January 31, 2013
Portfolio	Class A	Class C	Advisor Class
High Income Municipal	.80%	1.50%	.50%

	Effective January 1, 2009
Portfolio	Class A	Class B	Class C	Advisor Class(b)
National	.75%	1.45%	1.45%	.45%
California	.75%	1.45%	1.45%	.45%
New York	.75%	1.45%	1.45%	.45%

Fees waived and expenses borne by the Adviser are subject to repayment by the High Income Municipal Portfolio until January 26, 2013. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentages set forth above or would have exceeded the amount of offering expenses as recorded by the Portfolio on or before January 31, 2012.

This contractual agreement extends through the end of the Portfolios’ current fiscal year and may be extended by the Adviser for additional one year terms.

(a)	Commenced operations on January 26, 2010.

(b)	Commenced distributions on August 6, 2008.

For the six months ended April 30, 2012, such reimbursements amounted to $513,898, $355,051, $325,355 and $321,662 for National, High Income Municipal, California and New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the six months ended April 30, 2012, such fees amounted to $32,462, $32,624, $27,838 and $28,904 for National, High Income Municipal, California and New York Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $92,431; High Income Municipal Portfolio, $25,394; California Portfolio, $48,041 and New York Portfolio, $49,635 for the six months ended April 30, 2012.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the six months ended April 30, 2012 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B	Class C
National	$ – 0	–	$7,148		$974	$4,557
High Income Municipal	– 0	–	1,987		NA	9,277
California	100		– 0	–	83	3,817
New York	– 0	–	– 0	–	302	2,671

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2012 is as follows:

Portfolio	Market Value October 31, 2011 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2012 (000)	Dividend Income (000)
National	$6,388		$94,355	$79,747	$20,996	$4
High Income Municipal	1,122		143,808	130,232	14,698	3
California	– 0	–	39,500	39,440	60	1
New York	978		68,314	62,124	7,168	4

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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Notes to Financial Statements

Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$3,443,599	$5,778,779
High Income Municipal	NA	860,544
California	6,843,160	6,719,474
New York	6,077,431	3,752,632

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the six months ended April 30, 2012, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
National	$129,719,982	$	– 0	–	$41,862,940	$	– 0	–
High Income Municipal	373,926,736		– 0	–	42,959,291		– 0	–
California	102,177,206		– 0	–	99,638,103		– 0	–
New York	72,509,266		– 0	–	34,224,455		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
National	$56,605,729	$ (6,122,550)	$50,483,179
High Income Municipal	55,732,456	(1,131,991)	54,600,465
California	64,549,829	(3,503,994)	61,045,835
New York	42,758,294	(2,340,084)	40,418,210

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	99

Notes to Financial Statements

otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap

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Notes to Financial Statements

contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2012, the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

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Notes to Financial Statements

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended April 30, 2012, the High Income Municipal Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. At April 30, 2012, the High Income Municipal Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $21,340,000, with net unrealized appreciation of $825,490, and a term of 4 years, as reflected in the portfolio of investments.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2012, the National Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $526,552. There were no assets pledged as collateral by the Portfolio for such derivatives at April 30, 2012.

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Notes to Financial Statements

If a trigger event had occurred at April 30, 2012 for those derivatives in a net liability position the full amount would be required to be posted by the Portfolio. As of April 30, 2012, the High Income Municipal Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $714,403. There were no assets pledged as collateral by the Portfolio for such derivatives at April 30, 2012. If a trigger event had occurred at April 30, 2012, for those derivatives in a net liability position, the full amount would be required to be posted by the Portfolio. As of April 30, 2012, the California Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $10,598,532. The fair value of assets pledged as collateral by the Portfolio for such derivatives was $12,033,558 at April 30, 2012. If a trigger event had occurred at April 30, 2012, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Portfolio. As of April 30, 2012, the New York Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $520,397. The fair value of assets pledged as collateral by the Portfolio for such derivatives was $543,816 at April 30, 2012. If a trigger event had occurred at April 30, 2012, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Portfolio.

At April 30, 2012, the Portfolios had entered into the following derivatives:

National Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$944,237	Unrealized depreciation on interest rate swap contracts	$1,470,789

Total		$944,237		$1,470,789

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$104,444	$(277,766)

Total		$104,444	$(277,766)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Notes to Financial Statements

For the six months ended April 30, 2012, the average monthly notional amount of interest rate swaps was $14,011,429.

High Income Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,978,559	Unrealized depreciation on interest rate swap contracts	$1,973,913

Credit contracts	Unrealized appreciation on credit default swap contracts	825,490

Total		$2,804,049		$1,973,913

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$62,475	$(338,502)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	98,279	737,560

Total		$160,754	$399,058

For the six months ended April 30, 2012, the average monthly notional amount of interest rate swaps was $29,000,000 and the average monthly notional amount of credit default swaps was $13,645,705.

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California Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$2,629,107	Unrealized depreciation on interest rate swap contracts	$11,488,158

Total		$2,629,107		$11,488,158

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(557,970)	$(1,343,331)

Total		$(557,970)	$(1,343,331)

For the six months ended April 30, 2012, the average monthly notional amount of interest rate swaps was $52,100,000.

New York Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,059,284	Unrealized depreciation on interest rate swap contracts	$520,397

Total		$1,059,284		$520,397

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$24,144	$121,937

Total		$24,144	$121,937

For the six months ended April 30, 2012, the average monthly notional amount of interest rate swaps was $9,800,000.

NOTE E

Capital Stock

The Fund has allocated 18,100,000,000 of authorized shares to the National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares; 18,050,000,000 of authorized shares to the California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares and 9,050,000,000 of authorized shares to the New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	National Portfolio*
	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class A
Shares sold	9,129,952	9,176,341	$93,233,857	$89,815,270

Shares issued in reinvestment of dividends	736,179	1,527,061	7,510,098	14,846,423

Shares converted from Class B	120,341	294,057	1,236,838	2,861,563

Shares redeemed	(7,816,477)	(17,558,882)	(79,534,472)	(169,567,788)

Net increase (decrease)	2,169,995	(6,561,423)	$22,446,321	$(62,044,532)

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Notes to Financial Statements

	National Portfolio*
	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class B
Shares sold	17,647	36,314	$181,258	$355,236

Shares issued in reinvestment of dividends	6,506	19,801	66,209	191,840

Shares converted to Class A	(120,543)	(294,448)	(1,236,838)	(2,861,563)

Shares redeemed	(48,924)	(286,204)	(501,003)	(2,759,934)

Net decrease	(145,314)	(524,537)	$(1,490,374)	$(5,074,421)

Class C
Shares sold	1,781,564	1,777,414	$18,207,380	$17,311,053

Shares issued in reinvestment of dividends	153,272	332,200	1,562,189	3,225,586

Shares redeemed	(1,161,902)	(3,307,401)	(11,878,471)	(31,865,092)

Net increase (decrease)	772,934	(1,197,787)	$7,891,098	$(11,328,453)

Advisor Class
Shares sold	4,271,937	5,953,155	$43,674,186	$58,138,862

Shares issued in reinvestment of dividends	167,726	294,154	1,713,145	2,862,831

Shares redeemed	(1,256,141)	(4,030,497)	(12,812,163)	(39,244,659)

Net increase	3,183,522	2,216,812	$32,575,168	$21,757,034

*	For the year ended October 31, 2011, the Portfolio received $54, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

	High Income Municipal Portfolio
	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class A
Shares sold	18,246,848	15,162,614	$194,558,672	$149,580,661

Shares issued in reinvestment of dividends and distributions	470,076	776,398	4,990,654	7,649,612

Shares redeemed	(5,745,012)	(11,071,618)	(60,889,448)	(109,841,911)

Net increase	12,971,912	4,867,394	$138,659,878	$47,388,362

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	107

Notes to Financial Statements

	High Income Municipal Portfolio
	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class C
Shares sold	5,165,458	3,830,571	$54,986,969	$38,095,349

Shares issued in reinvestment of dividends and distributions	134,291	231,058	1,425,094	2,273,638

Shares redeemed	(694,900)	(1,993,118)	(7,373,560)	(19,555,570)

Net increase	4,604,849	2,068,511	$49,038,503	$20,813,417

Advisor Class
Shares sold	11,533,252	14,583,258	$122,624,983	$145,302,474

Shares issued in reinvestment of dividends and distributions	384,046	575,460	4,073,128	5,668,144

Shares redeemed	(2,079,228)	(6,098,288)	(22,098,903)	(60,122,274)

Net increase	9,838,070	9,060,430	$104,599,208	$90,848,344

	California Portfolio
	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class A
Shares sold	1,925,715	2,155,117	$21,453,906	$22,855,198

Shares issued in reinvestment of dividends and distributions	453,782	1,080,721	5,045,439	11,420,218

Shares converted from Class B	33,853	117,487	380,204	1,242,135

Shares redeemed	(3,148,150)	(10,908,090)	(35,061,106)	(114,974,866)

Net decrease	(734,800)	(7,554,765)	$(8,181,557)	$(79,457,315)

Class B
Shares sold	844	4,937	$9,397	$51,982

Shares issued in reinvestment of dividends and distributions	3,055	8,945	33,958	94,378

Shares converted to Class A	(33,857)	(117,487)	(380,204)	(1,242,135)

Shares redeemed	(8,573)	(112,951)	(96,047)	(1,183,123)

Net decrease	(38,531)	(216,556)	$(432,896)	$(2,278,898)

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Notes to Financial Statements

	California Portfolio
	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class C
Shares sold	461,146	736,914	$5,139,809	$7,785,820

Shares issued in reinvestment of dividends and distributions	85,922	197,577	955,091	2,087,262

Shares redeemed	(666,108)	(1,832,510)	(7,392,216)	(19,249,762)

Net decrease	(119,040)	(898,019)	$(1,297,316)	$(9,376,680)

Advisor Class
Shares sold	856,896	1,571,791	$9,508,917	$16,536,391

Shares issued in reinvestment of dividends and distributions	30,916	45,731	344,174	485,305

Shares redeemed	(396,456)	(708,607)	(4,436,663)	(7,528,320)

Net increase	491,356	908,915	$5,416,428	$9,493,376

	New York Portfolio
	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class A
Shares sold	6,019,461	11,582,846	$61,341,453	$112,501,190

Shares issued in reinvestment of dividends	635,902	1,075,937	6,473,144	10,507,103

Shares converted from Class B	200,781	646,049	2,048,938	6,319,708

Shares redeemed	(4,502,771)	(15,426,775)	(45,947,113)	(149,480,966)

Net increase (decrease)	2,353,373	(2,121,943)	$23,916,422	$(20,152,965)

Class B
Shares sold	16,683	26,186	$170,252	$256,111

Shares issued in reinvestment of dividends	15,096	46,075	152,969	448,420

Shares converted to Class A	(201,015)	(646,775)	(2,048,938)	(6,319,708)

Shares redeemed	(77,085)	(474,090)	(782,170)	(4,585,088)

Net decrease	(246,321)	(1,048,604)	$(2,507,887)	$(10,200,265)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Notes to Financial Statements

	New York Portfolio
	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class C
Shares sold	1,812,094	1,653,637	$18,507,396	$16,256,937

Shares issued in reinvestment of dividends	96,000	176,573	976,405	1,723,049

Shares redeemed	(716,003)	(2,951,083)	(7,310,193)	(28,610,999)

Net increase (decrease)	1,192,091	(1,120,873)	$12,173,608	$(10,631,013)

Advisor Class
Shares sold	756,253	594,323	$7,710,142	$5,768,386

Shares issued in reinvestment of dividends	(25,621)	24,861	(262,165)	243,046

Shares redeemed	(110,118)	(799,706)	(1,123,692)	(7,812,022)

Net increase (decrease)	620,514	(180,522)	$6,324,285	$(1,800,590)

NOTE F

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York and California Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses

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Notes to Financial Statements

for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value and possibly the market value of the shares.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Notes to Financial Statements

short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the six months ended April 30, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

National Portfolio	2011	2010
Distributions paid from:
Ordinary income	$480,252	$436,521
Tax-exempt income	37,217,045	35,317,271

Total distributions paid	$37,697,297	$35,753,792

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$740,570
Accumulated capital and other losses	– 0	–(a)
Unrealized appreciation/(depreciation)	13,960,528	(b)

Total accumulated earnings/(deficit)	$14,701,098	(c)

(a)	During the fiscal year ended October 31, 2011, the Portfolio utilized capital loss carryforwards of $1,296,025. The Portfolio had $9,179,009 of capital loss carryforwards expire in the fiscal year.

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Notes to Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

High Income Municipal Portfolio	2011	2010
Distributions paid from:
Ordinary income	$1,854,474	$1,180,384
Tax-exempt income	25,110,957	6,091,008

Total distributions paid	$26,965,431	$7,271,392

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$1,470,957
Accumulated capital and other losses	(9,173,188	)(a)
Unrealized appreciation/(depreciation)	9,108,514	(b)

Total accumulated earnings/(deficit)	$1,406,283	(c)

(a)	On October 31, 2011, the Portfolio had a net capital loss carryforward of $9,173,188 which expires in the year 2019.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, and the tax treatment of tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the amortization of offering costs.

California Portfolio	2011	2010
Distributions paid from:
Ordinary income	$616,108	$514,753
Net long-term capital gains	724,574	– 0	–
Total taxable distributions paid	1,340,682	514,753
Tax-exempt income	26,703,173	29,500,000

Total distributions paid	$28,043,855	$30,014,753

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(2,658,003)	(a)
Unrealized appreciation/(depreciation)	28,123,766	(b)

Total accumulated earnings/(deficit)	$25,465,763	(c)

(a)	On October 31, 2011, the Portfolio had a net capital loss carryforward of $2,658,003 which expires in the year 2019.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swap income and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

Notes to Financial Statements

New York Portfolio	2011	2010
Distributions paid from:
Ordinary income	$229,249	$222,344
Tax-exempt income	22,405,200	21,666,478

Total distributions paid	$22,634,449	$21,888,822

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$257,209
Accumulated capital and other losses	(627,355)	(a)
Unrealized appreciation/(depreciation)	21,839,927	(b)

Total accumulated earnings/(deficit)	$21,469,781	(c)

(a)

On October 31, 2011, the Portfolio had a net capital loss carryforward of $627,355 of which $320 expires in the year 2015 and $627,035 expires in the year 2017. During the fiscal year ended October 31, 2011, the Portfolio utilized capital loss carryforwards of $2,553,061. The Portfolio had $943,094 of capital loss carryforwards expire in the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the “Fixed Rate Bond” into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios expense ratio. At April 30, 2012, the amount of the Portfolio’s Floating Rate Notes outstanding was $9,200,000, $103,320,000 and $4,445,000 and the related interest rate was 0.25% to 0.35%, 0.25% to 0.35% and 0.25% for National, High Income Municipal and California Portfolios, respectively.

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class A
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,
			2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 9.97		$ 10.04	$ 9.62		$ 8.90	$ 10.03	$ 10.22

Income From Investment Operations
Net investment income(a)(b)	.20		.43	.41		.40	.42	.44
Net realized and unrealized gain (loss) on investment transactions	.41		(.07)	.42		.74	(1.13)	(.19)

Net increase (decrease) in net asset value from operations	.61		.36	.83		1.14	(.71)	.25

Less: Dividends
Dividends from net investment income	(.21)		(.43)	(.41)		(.42)	(.42)	(.44)

Net asset value, end of period	$ 10.37		$ 9.97	$ 10.04		$ 9.62	$ 8.90	$ 10.03

Total Return
Total investment return based on net asset value(c)	6.12%		3.80%	8.81%		13.11%	(7.32)%	2.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$690,093		$641,972	$712,033		$642,319	$401,886	$361,701
Ratio to average net assets of:
Expenses, net of fee waivers	.76	%(d)	.76%	.76	%(e)	.74%	.68%	.68%
Expenses, net of fee waivers, excluding interest expense	.75	%(d)	.75%	.75	%(e)	.74%	.68%	.68%
Expenses, before fee waivers	.87	%(d)	.88%	.87	%(e)	.89%	.91%	.92%
Expenses, before fee waivers, excluding interest expense	.86	%(d)	.87%	.87	%(e)	.89%	.91%	.92%
Net investment income(a)	4.03	%(d)	4.42%	4.16	%(e)	4.47%	4.31%	4.38%
Portfolio turnover rate	5%		8%	13%		11%	24%	15%

See	footnote summary on page 131.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class B
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,
			2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 9.96		$ 10.02	$ 9.61		$ 8.89	$ 10.02	$ 10.21

Income From Investment Operations
Net investment income(a)(b)	.17		.36	.34		.34	.35	.37
Net realized and unrealized gain (loss) on investment transactions	.39		(.06)	.41		.73	(1.13)	(.19)

Net increase (decrease) in net asset value from operations	.56		.30	.75		1.07	(.78)	.18

Less: Dividends
Dividends from net investment income	(.17)		(.36)	(.34)		(.35)	(.35)	(.37)

Net asset value, end of period	$ 10.35		$ 9.96	$ 10.02		$ 9.61	$ 8.89	$ 10.02

Total Return
Total investment return based on net asset value(c)	5.66%		3.19%	7.97%		12.35%	(7.97)%	1.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,123		$7,334	$12,640		$19,492	$14,988	$25,332
Ratio to average net assets of:
Expenses, net of fee waivers	1.46	%(d)	1.46%	1.46	%(e)	1.44%	1.38%	1.38%
Expenses, net of fee waivers, excluding interest expense	1.45	%(d)	1.45%	1.45	%(e)	1.44%	1.38%	1.38%
Expenses, before fee waivers	1.59	%(d)	1.60%	1.60	%(e)	1.61%	1.63%	1.63%
Expenses, before fee waivers, excluding interest expense	1.58	%(d)	1.59%	1.59	%(e)	1.61%	1.63%	1.63%
Net investment income(a)	3.35	%(d)	3.74%	3.48	%(e)	3.80%	3.61%	3.69%
Portfolio turnover rate	5%		8%	13%		11%	24%	15%

See	footnote summary on page 131.

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class C
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,
			2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 9.96		$ 10.03	$ 9.61		$ 8.89	$ 10.02	$ 10.21

Income From Investment Operations
Net investment income(a)(b)	.17		.36	.34		.34	.35	.37
Net realized and unrealized gain (loss) on investment transactions	.40		(.07)	.42		.73	(1.13)	(.19)

Net increase (decrease) in net asset value from operations	.57		.29	.76		1.07	(.78)	.18

Less: Dividends
Dividends from net investment income	(.17)		(.36)	(.34)		(.35)	(.35)	(.37)

Net asset value, end of period	$ 10.36		$ 9.96	$ 10.03		$ 9.61	$ 8.89	$ 10.02

Total Return
Total investment return based on net asset value(c)	5.76%		3.09%	8.07%		12.34%	(7.98)%	1.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$153,870		$140,265	$153,200		$131,971	$63,704	$60,613
Ratio to average net assets of:
Expenses, net of fee waivers	1.46	%(d)	1.46%	1.46	%(e)	1.44%	1.38%	1.38%
Expenses, net of fee waivers, excluding interest expense	1.45	%(d)	1.45%	1.45	%(e)	1.44%	1.38%	1.38%
Expenses, before fee waivers	1.57	%(d)	1.58%	1.58	%(e)	1.60%	1.61%	1.62%
Expenses, before fee waivers, excluding interest expense	1.56	%(d)	1.57%	1.57	%(e)	1.60%	1.61%	1.62%
Net investment income(a)	3.33	%(d)	3.72%	3.47	%(e)	3.76%	3.61%	3.68%
Portfolio turnover rate	5%		8%	13%		11%	24%	15%

See	footnote summary on page 131.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Advisor Class
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,				August 6, 2008(f) to October 31,
			2011	2010		2009	2008

Net asset value, beginning of period	$ 9.97		$ 10.04	$ 9.62		$ 8.90	$ 9.66

Income From Investment Operations
Net investment income(a)(b)	.22		.46	.44		.42	.09
Net realized and unrealized gain (loss) on investment transactions	.40		(.07)	.42		.74	(.74)

Net increase (decrease) in net asset value from operations	.62		.39	.86		1.16	(.65)

Less: Dividends
Dividends from net investment income	(.22)		(.46)	(.44)		(.44)	(.11)

Net asset value, end of period	$ 10.37		$ 9.97	$ 10.04		$ 9.62	$ 8.90

Total Return
Total investment return based on net asset value(c)	6.28%		4.11%	9.14%		13.45%	(6.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,006		$94,240	$72,609		$39,245	$1,482
Ratio to average net assets of:
Expenses, net of fee waivers	.46	%(d)	.46%	.46	%(e)	.45%	.38	%(d)
Expenses, net of fee waivers, excluding interest expense	.45	%(d)	.45%	.45	%(e)	.45%	.38	%(d)
Expenses, before fee waivers	.57	%(d)	.58%	.57	%(e)	.57%	.69	%(d)
Expenses, before fee waivers, excluding interest expense	.56	%(d)	.57%	.57	%(e)	.57%	.69	%(d)
Net investment income(a)	4.32	%(d)	4.70%	4.45	%(e)	4.55%	5.19	%(d)
Portfolio turnover rate	5%		8%	13%		11%	24%

See footnote summary on page 131.

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	High Income Municipal Portfolio
	Class A
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011	January 26, 2010(f) to October 31, 2010

Net asset value, beginning of period	$ 10.22		$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27		.54	.40
Net realized and unrealized gain (loss) on investment transactions	.73		(.42)	.71

Net increase in net asset value from operations	1.00		.12	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.56)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.27)		(.59)	(.42)

Net asset value, end of period	$ 10.95		$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	9.93%		1.47%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$441,640		$279,661	$240,484
Ratio to average net assets of:
Expenses, net of fee waivers	.89	%(d)	.92%	.90	%(d)(e)(g)
Expenses, net of fee waivers, excluding interest expense	.80	%(d)	.80%	.78	%(d)(e)(g)
Expenses, before fee waivers	.99	%(d)	1.06%	1.27	%(d)(e)
Expenses, before waivers/reimbursements, excluding interest expense	.90	%(d)	.94%	1.15	%(d)(e)
Net investment income(a)	5.06	%(d)	5.51%	5.29	%(d)(e)
Portfolio turnover rate	6%		43%	27%

See footnote summary on page 131.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	High Income Municipal Portfolio
	Class C
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011	January 26, 2010(f) to October 31, 2010

Net asset value, beginning of period	$ 10.22		$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23		.47	.36
Net realized and unrealized gain (loss) on investment transactions	.74		(.42)	.69

Net increase in net asset value from operations	.97		.05	1.05

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.49)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.24)		(.52)	(.36)

Net asset value, end of period	$ 10.95		$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	9.56%		.76%	10.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$143,614		$87,012	$68,911
Ratio to average net assets of:
Expenses, net of fee waivers	1.59	%(d)	1.62%	1.59	%(d)(e)(g)
Expenses, net of fee waivers, excluding interest expense	1.50	%(d)	1.50%	1.47	%(d)(e)(g)
Expenses, before fee waivers	1.70	%(d)	1.76%	2.00	% (d)(e)
Expenses, before fee waivers/reimbursements, excluding interest expense	1.60	%(d)	1.64%	1.87	%(d)(e)
Net investment income(a)	4.36	%(d)	4.81%	4.63	%(d)(e)
Portfolio turnover rate	6%		43%	27%

See footnote summary on page 131.

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	High Income Municipal Portfolio
	Advisor Class
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011	January 26, 2010(f) to October 31, 2010

Net asset value, beginning of period	$ 10.22		$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.28		.57	.43
Net realized and unrealized gain (loss) on investment transactions	.73		(.42)	.70

Net increase in net asset value from operations	1.01		.15	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.59)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.29)		(.62)	(.44)

Net asset value, end of period	$ 10.94		$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	10.00%		1.77%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$310,059		$188,932	$100,804
Ratio to average net assets of:
Expenses, net of fee waivers	.59	%(d)	.62%	.57	%(d)(e)(g)
Expenses, net of fee waivers, excluding interest expense	.50	%(d)	.50%	.45	%(d)(e)(g)
Expenses, before fee waivers	.70	%(d)	.76%	1.12	%(d)(e)
Expenses, before fee waivers/reimbursements, excluding interest expense	.60	%(d)	.64%	1.00	%(d)(e)
Net investment income(a)	5.39	%(d)	5.81%	5.56	%(d)(e)
Portfolio turnover rate	6%		43%	27%

See footnote summary on page 131.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class A
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.84	$ 10.94	$ 10.51	$ 9.85	$ 10.88	$ 11.07

Income From Investment Operations
Net investment income(a)(b)	.22	.46	.46	.47	.46	.46
Net realized and unrealized gain (loss) on investment transactions	.44	(.10)	.42	.64	(1.04)	(.20)

Net increase (decrease) in net asset value from operations	.66	.36	.88	1.11	(.58)	.26

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.45)	(.45)	(.45)	(.45)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.46)	(.45)	(.45)	(.45)	(.45)

Net asset value, end of period	$ 11.29	$ 10.84	$ 10.94	$ 10.51	$ 9.85	$ 10.88

Total Return
Total investment return based on net asset value(c)	6.16%	3.47%	8.49%	11.56%	(5.52)%	2.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$524,576	$511,656	$599,027	$610,558	$553,120	$594,039
Ratio to average net assets of:
Expenses, net of fee waivers	.76	%(d)	.76%	.75	%(e)	.75%	.77%	.77%
Expenses, net of fee waivers, excluding interest expense	.75	%(d)	.75%	.75	%(e)	.75%	.77%	.77%
Expenses, before fee waivers	.85	%(d)	.86%	.85	%(e)	.86%	.85%	.85%
Expenses, before fee waivers, excluding interest expense	.85	%(d)	.85%	.84	%(e)	.86%	.85%	.85%
Net investment income(a)	4.03	%(d)	4.39%	4.30	%(e)	4.61%	4.30%	4.19%
Portfolio turnover rate	15%	12%	8%	9%	2%	21%

See footnote summary on page 131.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class B
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.84	$ 10.94	$ 10.50	$ 9.84	$ 10.87	$ 11.07

Income From Investment Operations
Net investment income(a)(b)	.18	.39	.38	.39	.38	.38
Net realized and unrealized gain (loss) on investment transactions	.43	(.11)	.43	.65	(1.03)	(.20)

Net increase (decrease) in net asset value from operations	.61	.28	.81	1.04	(.65)	.18

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.37)	(.37)	(.38)	(.38)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.38)	(.37)	(.38)	(.38)	(.38)

Net asset value, end of period	$ 11.28	$ 10.84	$ 10.94	$ 10.50	$ 9.84	$ 10.87

Total Return
Total investment return based on net asset value(c)	5.70%	2.75%	7.85%	10.80%	(6.18)%	1.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,556	$2,872	$5,267	$8,845	$16,413	$43,581
Ratio to average net assets of:
Expenses, net of fee waivers	1.46	%(d)	1.46%	1.45	%(e)	1.45%	1.47%	1.47%
Expenses, net of fee waivers, excluding interest expense	1.45	%(d)	1.45%	1.45	%(e)	1.45%	1.47%	1.47%
Expenses, before fee waivers	1.58	%(d)	1.58%	1.57	%(e)	1.57%	1.56%	1.56%
Expenses, before fee waivers, excluding interest expense	1.58	%(d)	1.57%	1.56	%(e)	1.57%	1.56%	1.56%
Net investment income(a)	3.33	%(d)	3.70%	3.61	%(e)	3.93%	3.57%	3.48%
Portfolio turnover rate	15%	12%	8%	9%	2%	21%

See footnote summary on page 131.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class C
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.83	$ 10.93	$ 10.50	$ 9.84	$10.88	$ 11.07

Income From Investment Operations
Net investment income(a)(b)	.18	.39	.39	.39	.38	.38
Net realized and unrealized gain (loss) on investment transactions	.44	(.11)	.41	.65	(1.04)	(.19)

Net increase (decrease) in net asset value from operations	.62	.28	.80	1.04	(.66)	.19

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.37)	(.37)	(.38)	(.38)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.38)	(.37)	(.38)	(.38)	(.38)

Net asset value, end of period	$ 11.28	$ 10.83	$ 10.93	$ 10.50	$ 9.84	$ 10.88

Total Return
Total investment return based on net asset value(c)	5.80%	2.75%	7.75%	10.79%	(6.28)%	1.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,621	$106,547	$117,354	$118,726	$101,126	$111,697
Ratio to average net assets of:
Expenses, net of fee waivers	1.46	%(d)	1.46%	1.45	%(e)	1.45%	1.47%	1.47%
Expenses, net of fee waivers, excluding interest expense	1.45	% (d)	1.45%	1.45	%(e)	1.45%	1.47%	1.47%
Expenses, before fee waivers	1.56	%(d)	1.56%	1.55	%(e)	1.56%	1.55%	1.55%
Expenses, before fee waivers, excluding interest expense	1.55	%(d)	1.55%	1.55	%(e)	1.56%	1.55%	1.55%
Net investment income(a)	3.33	%(d)	3.69%	3.60	%(e)	3.91%	3.60%	3.49%
Portfolio turnover rate	15%	12%	8%	9%	2%	21%

See	footnote summary on page 131.

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Advisor Class
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,	August 6 2008(f) to October 31, 2008
2011	2010	2009

Net asset value, beginning of period	$ 10.84	$ 10.94	$ 10.51	$ 9.85	$ 10.51

Income From Investment Operations
Net investment income(a)(b)	.24	.49	.49	.48	.08
Net realized and unrealized gain (loss) on investment transactions	.44	(.10)	.42	.66	(.63)

Net increase (decrease) in net asset value from operations	.68	.39	.91	1.14	(.55)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.48)	(.48)	(.48)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.49)	(.48)	(.48)	(.11)

Net asset value, end of period	$ 11.29	$ 10.84	$ 10.94	$ 10.51	$ 9.85

Total Return
Total investment return based on net asset value(c)	6.32%	3.78%	8.82%	11.89%	(5.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,849	$23,338	$13,614	$8,455	$1,735
Ratio to average net assets of:
Expenses, net of fee waivers	.46	%(d)	.46%	.45	%(e)	.45%	.47	%(d)
Expenses, net of fee waivers, excluding interest expense	.45	%(d)	.45%	.45	%(e)	.45%	.47	%(d)
Expenses, before fee waivers	.55	%(d)	.55%	.55	%(e)	.55%	.55	%(d)
Expenses, before fee waivers, excluding interest expense	.55	%(d)	.55%	.54	%(e)	.55%	.55	%(d)
Net investment income(a)	4.31	%(d)	4.65%	4.59	%(e)	4.80%	4.98	%(d)
Portfolio turnover rate	15%	12%	8%	9%	2%

See footnote summary on page 131.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	127

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class A
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,
			2011	2010		2009	2008		2007

Net asset value, beginning of period	$ 9.97		$ 10.01	$ 9.69		$ 9.01	$ 9.82		$ 9.97

Income From Investment Operations
Net investment income(a)(b)	.18		.38	.37		.38	.40		.41
Net realized and unrealized gain (loss) on investment transactions	.32		(.04)	.32		.68	(.81)		(.15)

Net increase (decrease) in net asset value from operations	.50		.34	.69		1.06	(.41)		.26

Less: Dividends
Dividends from net investment income	(.18)		(.38)	(.37)		(.38)	(.40)		(.41)

Net asset value, end of period	$ 10.29		$ 9.97	$ 10.01		$ 9.69	$ 9.01		$ 9.82

Total Return
Total investment return based on net asset value(c)	5.07%		3.56%	7.26%		12.03%	(4.31	) %	2.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$533,185		$493,133	$516,566		$444,600	$368,524		$356,989
Ratio to average net assets of:
Expenses, net of fee waivers	.75	%(d)	.75%	.75	%(e)	.72%	.58%		.58%
Expenses, before fee waivers	.85	%(d)	.87%	.86	%(e)	.88%	.88%		.90%
Net investment income(a)	3.60	%(d)	3.90%	3.76	%(e)	4.09%	4.17%		4.12%
Portfolio turnover rate	6%		7%	5%		2%	10%		5%

See footnote summary on page 131.

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class B
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,
			2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 9.96		$ 10.00	$ 9.68		$ 9.00	$ 9.80	$ 9.96

Income From Investment Operations
Net investment income(a)(b)	.15		.31	.30		.32	.33	.34
Net realized and unrealized gain (loss) on investment transactions	.31		(.04)	.32		.68	(.79)	(.16)

Net increase (decrease) in net asset value from operations	.46		.27	.62		1.00	(.46)	.18
Less: Dividends
Dividends from net investment income	(.15)		(.31)	(.30)		(.32)	(.34)	(.34)

Net asset value, end of period	$ 10.27		$ 9.96	$ 10.00		$ 9.68	$ 9.00	$ 9.80

Total Return
Total investment return based on net asset value(c)	4.62%		2.85%	6.53%		11.28%	(4.88)%	1.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,057		$14,134	$24,682		$36,520	$46,000	$74,342
Ratio to average net assets of:
Expenses, net of fee waivers	1.45	%(d)	1.45%	1.45	%(e)	1.42%	1.28%	1.28%
Expenses, before fee waivers	1.57	%(d)	1.59%	1.58	%(e)	1.60%	1.60%	1.61%
Net investment income(a)	2.91	%(d)	3.22%	3.08	%(e)	3.43%	3.46%	3.42%
Portfolio turnover rate	6%		7%	5%		2%	10%	5%

See footnote summary on page 131.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	129

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class C
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,
			2011	2010		2009	2008	2007

Net asset value, beginning of period	$ 9.96		$ 10.01	$ 9.68		$ 9.01	$ 9.81	$ 9.96

Income From Investment Operations
Net investment income(a)(b)	.15		.31	.30		.31	.33	.34
Net realized and unrealized gain (loss) on investment transactions	.32		(.05)	.33		.68	(.79)	(.15)

Net increase (decrease) in net asset value from operations	.47		.26	.63		.99	(.46)	.19

Less: Dividends
Dividends from net investment income	(.15)		(.31)	(.30)		(.32)	(.34)	(.34)

Net asset value, end of period	$ 10.28		$ 9.96	$ 10.01		$ 9.68	$ 9.01	$ 9.81

Total Return
Total investment return based on net asset value(c)	4.71%		2.74%	6.62%		11.14%	(4.88)%	1.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,023		$79,223	$90,789		$67,718	$49,821	$46,305
Ratio to average net assets of:
Expenses, net of fee waivers	1.45	%(d)	1.45%	1.45	%(e)	1.42%	1.28%	1.28%
Expenses, before fee waivers	1.55	%(d)	1.57%	1.56	%(e)	1.58%	1.58%	1.60%
Net investment income(a)	2.90	%(d)	3.20%	3.05	%(e)	3.38%	3.47%	3.43%
Portfolio turnover rate	6%		7%	5%		2%	10%	5%

See footnote summary on page 131.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Advisor Class
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31,				August 6, 2008(f) to October 31,
			2011	2010		2009	2008

Net asset value, beginning of period	$ 9.97		$ 10.01	$ 9.69		$ 9.02	$ 9.60

Income From Investment Operations
Net investment income(a)(b)	.19		.41	.40		.41	.08
Net realized and unrealized gain (loss) on investment transactions	.33		(.04)	.32		.67	(.56)

Net increase (decrease) in net asset value from operations	.52		.37	.72		1.08	(.48)

Less: Dividends
Dividends from net investment income	(.20)		(.41)	(.40)		(.41)	(.10)

Net asset value, end of period	$ 10.29		$ 9.97	$ 10.01		$ 9.69	$ 9.02

Total Return
Total investment return based on net asset value(c)	5.23%		3.87%	7.58%		12.25%	(4.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,915		$11,169	$13,028		$7,584	$4,868
Ratio to average net assets of:
Expenses, net of fee waivers	.45	%(d)	.45%	.45	%(e)	.42%	.28	%(d)
Expenses, before fee waivers	.55	%(d)	.57%	.55	%(e)	.58%	.49	%(d)
Net investment income(a)	3.88	%(d)	4.21%	4.03	%(e)	4.37%	4.95	%(d)
Portfolio turnover rate	6%		7%	5%		2%	10%

(a)	Net of fees and expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of operations.

(g)	The Adviser agreed to voluntarily reimburse an additional .02%, .03% and .05% of the Portfolio’s Class A, Class C and Advisor Class expenses, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	131

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Robert (Guy) B. Davidson III,(2) Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Wayne D. Godlin,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal Portfolio. Messrs. Brooks, Cohen, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York Portfolios.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of each of the following portfolios (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 1-3, 2011:

•	California Portfolio

•	National Portfolio

•	New York Portfolio

•	AllianceBernstein High Income Municipal Portfolio

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee for each Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Portfolio and the overall arrangements between each Portfolio and the Adviser, as

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	133

provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Portfolio. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolios’ request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from each Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolios, including those relating to its subsidiaries which provide transfer agency and distribution services to the Portfolios. The directors recognized that it is difficult to make comparisons of profitability with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The directors noted that AllianceBernstein High Income Municipal Portfolio (January 2010 inception) was not profitable to the Adviser in 2010. The

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each other Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolios’ shares and transfer agency fees paid by the Portfolios to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the directors reviewed information prepared by Lipper showing the performance for Class A shares of each Portfolio as compared with that of a group of funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares of each Portfolio as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended July 31, 2011 and (in the case of comparisons with the Index) the since inception period.

California Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 5-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the Index in the 1-, 3-, 5- and 10-year periods and outperformed the Index in the since inception period. The directors also noted the Portfolio’s acquisition of all the assets and liabilities of the Fund’s California Portfolio II effective January 2009. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

National Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	135

Universe for the 3- and 10-year periods, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the Index in the 1-year and the since inception periods and lagged the Index in the 3-, 5- and 10-year periods. The directors also noted the Portfolio’s acquisitions of all the assets and liabilities of the Fund’s National Portfolio II and AllianceBernstein Municipal Income Fund II – Florida Portfolio effective June 2009. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

New York Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. The Portfolio outperformed the Index in the since inception period and lagged the Index in all other periods. Based on their review, the Directors concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein High Income Municipal Portfolio

The directors noted that the Portfolio (January 2010 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, and that it outperformed the Index in the 1-year and the since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid or payable by each Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have an investment style substantially similar to that of a Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolios but which invest in fixed income municipal securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The expense ratios of the Portfolios reflected fee waivers and/or expense reimbursements as a result of undertakings by the Adviser or, in the case of AllianceBernstein High Income Municipal Portfolio, an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

California Portfolio

National Portfolio

New York Portfolio

The information reviewed by the directors showed that, at each Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that each Portfolio’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that each Portfolio’s expense ratio was satisfactory.

AllianceBernstein High Income Municipal Portfolio

The information reviewed by the directors showed that, at the Portfolio’s current size, its contractual effective advisory fee of 50 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 4 basis points had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	137

Economies of Scale

The directors noted that the advisory fee schedule for each Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolios’ shareholders would benefit from a sharing of economies of scale in the event a Portfolio’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund (the “Fund”) in respect of the following Portfolios (the “Portfolios”):2

California Portfolio

National Portfolio

New York Portfolio

High Income Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	139

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	California Portfolio National Portfolio New York Portfolio

High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	High Income Municipal Portfolio

The Portfolios’ net assets on September 30, 2011 are set forth below:

Portfolio	September 30, 2011 Net Assets ($MM)
California Portfolio	$649.1
National Portfolio	$871.8
New York Portfolio	$602.2
High Income Municipal Portfolio	$543.5

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

The Portfolios’ Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$84,168	0.01%
National Portfolio	$94,594	0.01%
New York Portfolio	$73,615	0.01%
High Income Municipal Portfolio[6]	$65,000	0.04%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios, annualized for the most recent semi-annual period: 7

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (4/30/11)[8]	Fiscal Year End
California Portfolio	Advisor Class A Class B Class C	0.45% 0.75% 1.45% 1.45%	0.56% 0.86% 1.58% 1.56%	October 31

National Portfolio	Advisor Class A Class B Class C	0.45% 0.75% 1.45% 1.45%	0.56% 0.86% 1.58% 1.56%	October 31

New York Portfolio	Advisor Class A Class B Class C	0.45% 0.75% 1.45% 1.45%	0.56% 0.86% 1.58% 1.57%	October 31

High Income Municipal Portfolio	Advisor Class A Class C	0.50% 0.80% 1.50%	0.66% 0.95% 1.66%	October 31

6	The Adviser waived the amount in its entirety.

7	Semi-annual total expense ratios are unaudited.

8	Annualized.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	141

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.9 With respect to the Portfolios, the Adviser

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several of the SCB Fund portfolios have a somewhat similar investment style as certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2011 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
California Portfolio	Short Duration California Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

	California Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.443%	0.450%

	Diversified Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

	New York Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	143

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of each Portfolio’s Lipper Expense Group (“EG”)11 and contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper Exp. Group Median(%)	Rank
California Portfolio	0.450	0.512	1/12
National Portfolio[14]	0.450	0.472	6/17
New York Portfolio[14]	0.450	0.513	2/10
High Income Municipal Portfolio	0.500	0.544	1/10

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense 3ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any advisory fee waivers or expense reimbursements made by the Adviser that effectively reduce the contractual management fee.

14	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

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Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio	0.750	0.807	5/12	0.811	8/27
National Portfolio	0.750	0.786	3/18	0.810	12/52
New York Portfolio	0.750	0.783	4/11	0.783	8/21
High Income Municipal Portfolio	0.781	0.902	2/10	0.855	8/28

Based on this analysis, except for National Portfolio, which has a more favorable ranking on a total expense ratio basis than on a management fee basis, the Portfolios have a more favorable ranking on a management fee basis than on a total expense basis

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios decreased during calendar year 2010, relative to 2009. The Adviser’s profitability with respect to High Income Municipal Portfolio, which commenced operations in January 2010, was negative.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	145

referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship, provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio	$759
National Portfolio	$666
New York Portfolio	$663
High Income Municipal Portfolio	$389,705

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$3,066,549	$21,782
National Portfolio	$3,556,146	$32,293
New York Portfolio	$2,528,487	$59,636
High Income Municipal Portfolio	$475,231	$161,457

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
California Portfolio	$123,919
National Portfolio	$224,735
New York Portfolio	$128,610
High Income Municipal Portfolio	$13,742

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	147

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings21 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2011.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Portfolio
1 year	2.90	2.68	2.77	5/12	13/30
3 year	5.06	4.87	4.69	6/12	10/30
5 year	4.10	3.68	3.70	3/11	5/28
10 year	4.45	4.27	4.23	2/10	4/23

National Portfolio
1 year	3.69	2.90	2.87	3/18	7/58
3 year	5.12	5.11	5.07	9/18	24/56
5 year	4.13	3.97	3.99	7/18	21/51
10 year	4.23	4.11	4.24	8/17	24/46

New York Portfolio
1 year	3.02	2.38	2.31	1/11	2/24
3 year	4.99	4.99	4.92	6/11	10/23
5 year	4.31	4.07	4.01	3/10	5/22
10 year	4.38	4.16	4.16	3/10	7/20

High Income Municipal Portfolio
1 year	3.92	3.10	3.44	3/10	9/33

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolios (in bold)24 versus their benchmarks.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

21	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. It should be noted that performance returns of the Portfolios were provided by Lipper.

22	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

25	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2011.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

	Periods Ending July 31, 2011 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	2.90	4.98	4.04	4.43	6.15	5.28	0.45	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	2.36	4.65	0.61	10
Inception Date: December 29, 1986
National Portfolio	3.69	5.02	4.08	4.20	6.02	4.77	0.45	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	2.36	4.65	0.61	10
Inception Date: December 29, 1986
New York Portfolio	3.02	4.91	4.26	4.36	5.84	4.40	0.52	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	2.36	4.65	0.61	10
Inception Date: December 29, 1986
High Income Municipal Portfolio	3.92	N/A	N/A	N/A	6.59	8.43	0.46	1
Barclays Capital Municipal Bond Index	3.24	N/A	N/A	N/A	4.90	0.76	0.64	1
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	149

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

NOTES

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NOTES

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	153

NOTES

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	155

NOTES

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0152-0412

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 22, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 22, 2012